UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
Current Report
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):November 2, 2006
Dollar Financial Corp.
(Exact name of registrant as specified in charter)
Not Applicable
(Former name or former address, if changed since last report)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	000-50866 (Commission file number)	23-2636866 (I.R.S. Employer Identification Number)

1436 Lancaster Avenue, Suite 310, Berwyn, Pennsylvania (Address of principal executive offices)		19312 (Zip Code)
610-296-3400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURE
CONSENT OF KPMG LLP (CANADA)
CONSENT OF BDO DUNWOODY LLP
CONSENT OF ROBERT WILSON CHARTERED ACCOUNTANT
CONSENT OF BDO DUNWOODY LLP

On November 2, 2006, Dollar Financial Corp. (the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”) to report that its wholly-owned subsidiary, National Money Mart, completed the acquisition of substantially all of the assets of 82 retail stores owned and operated by five existing National Money Mart franchisees (the “Acquisition”). The Acquisition was effected pursuant to five Purchase Agreements each dated October 31, 2006 by and among National Money Mart and the five existing National Money Mart franchisees (the “Purchase Agreements”), which were filed as exhibits to the Form 8-K. Pursuant to Item 9.01 of Form 8-K, the Company indicated that it would file certain financial information under Item 9.01 of Form 8-K no later than the date required. This Amendment is filed to provide the required financial information and to amend the language of Sections (a), (b), and (d) of Item 9.01.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired
     The following financial statements are filed as part of this Current Report on Form 8-K/A:
•	Combined balance sheets of 764815 Ontario Inc., 1556911 Ontario Limited and 6052746 Canada Inc. as at January 31, 2006 and 2005 and the combined statements of operations and retained earnings and cash flows for the years then ended.
•	Balance sheet of Canadian Capital Corporation as at March 31, 2006 and 2005 and the statements of operations and retained earnings and cash flows for the years then ended.
•	Combined balance sheet of 769515 Alberta Ltd., 360788 B.C. Ltd., 1008485 Alberta Ltd., 0729648 B.C. Ltd., and 632758 Alberta Ltd., including its wholly-owned subsidiary 1204594 Alberta Ltd., (collectively, “the Franchuk Group of Money Mart Companies”), as at August 31, 2006 and the combined statements of operations and retained earnings (deficit) and cash flows for the year then ended.
•	Balance sheets of Jenica Holdings Inc. as at September 30, 2006 and December 31, 2005 and the statements of operations and retained earnings for the nine months ended September 30, 2006 and 2005.
•	Balance sheets of Jenica Holdings as of December 31, 2005 and 2004 and the statements of operations and retained earnings and cash flows for each of the years in the three-year period ended December 31, 2005, 2004 and 2003.
•	Balance sheet of 931669 Ontario Ltd. as at March 31, 2006 and 2005 and the consolidated statements of income, retained earnings and cash flows for the years then ended.
•	Consolidated balance sheets of 3081219 Nova Scotia Ltd. as at July 31, 2006 and 2005 and the consolidated statements of income, retained earnings and cash flows for the years then ended.
•	Consolidated balance sheets of 3085725 Nova Scotia Ltd. as at March 31, 2006 and 2005 and the consolidated statements of income, deficit and cash flows for the years then ended.
•	Consolidated balance sheets of 603000 New Brunswick Inc. as at March 31, 2006 and 2005 and the consolidated statements of income, retained earnings and cash flows for the years then ended.
•	Consolidated balance sheets of 602268 New Brunswick Inc. as at March 31, 2006 and 2005 and the consolidated statements of income, retained earnings and cash flows for the years then ended.
•	Consolidated balance sheets of 11242 Newfoundland Ltd. as at March 31, 2006 and 2005 and the consolidated statements of income, retained earnings and cash flows for the years then ended.
•	Balance sheets of 722906 Ontario Ltd. as at March 31, 2006 and 2005 and the statements of income, retained earnings and cash flows for the years then ended.
•	Balance sheets of 2203850 Nova Scotia Ltd. as at July 31, 2006 and 2005 and the statements of income, retained earnings and cash flows for the years then ended.
•	Balance sheets of 3085726 Nova Scotia Ltd. as at March 31, 2006 and 2005 and the statements of income, deficit and cash flows for the years then ended.
•	Balance sheets of 511742 New Brunswick Inc. as of March 31, 2006 and 2005 and the statements of income, retained earnings and cash flows for the years then ended.
•	Balance sheets of 602269 New Brunswick Inc. as at March 31, 2006 and 2005 and the statements of income, deficit and cash flows for the years then ended.
•	Balance sheets of 10768 Newfoundland Ltd. as of March 31, 2006 and 2005 and the statements of income, retained earnings and cash flows for the years then ended.

764815 Ontario Inc.
1556911 Ontario Limited
6052746 Canada Inc.
Combined Financial Statements
For the year ended January 31, 2006

764815 Ontario Inc., 1556911 Ontario Limited and 6052746 Canada Inc.
Combined Financial Statements
For the year ended January 31, 2006

Contents
Auditors’ Report	2

Financial Statements

Combined Balance Sheet	3

Combined Statement of Operations and Retained Earnings	4

Combined Statement of Cash Flows	5

Summary of Significant Accounting Policies	6–8

Notes to Combined Financial Statements	9–13

AUDITORS’ REPORT

To the Directors of
764815 Ontario Inc., 1556911 Ontario Limited and 6052746 Canada Inc.
We have audited the combined balance sheet of 764815 Ontario Inc., 1556911 Ontario Limited and 6052746 Canada Inc. (defined in the Summary of Significant Accounting Policies) as at January 31, 2006 and the combined statements of operations and retained earnings and cash flows for the year then ended. These combined financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in Canada and in the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
In our opinion, these combined financial statements present fairly, in all material respects, the financial position of the Company as at January 31, 2006 and the results of its operations and its cash flows for the year then ended in accordance with Canadian generally accepted accounting principles.
The prior year’s comparative amounts were reported on by another auditor whose report dated September 29, 2005 expressed an opinion without reservation.
/s/ BDO Dunwoody LLP
Hamilton, Ontario
June 27, 2006

764815 Ontario Inc., 1556911 Ontario Limited and
6052746 Canada Inc.
Combined Balance Sheet

As at January 31,	2006	2005

Assets

Current assets
Cash	$4,532,300	$4,159,538
Accounts receivable	2,060,450	1,529,005
Prepaid expenses	144,876	59,205
Income taxes recoverable	—	26,080

	6,737,626	5,773,828

Capital assets (Note 1)	1,454,305	1,092,084
Franchise fees (Note 2)	428,586	369,883
Due from related parties (Note 4)	380,531	64,085

	$9,001,048	$7,299,880

Liabilities and Shareholders’ Equity

Current
Bank operating loan (Note 3)	$56,600	$150,000
Accounts payable and accrued liabilities	840,880	383,356
Income taxes payable	10,276	—
Management salaries payable	2,085,000	1,775,000

	2,992,756	2,308,356

Due to related parties (Note 4)	5,171,248	4,498,339

	8,164,004	6,806,695

Commitments (Note 6)

Shareholder’s equity
Share capital (Note 5)	310	310
Retained earnings	836,734	492,875

	837,044	493,185

	$9,001,048	$7,299,880

Approved on Behalf of the Board:

Director
The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

3

764815 Ontario Inc., 1556911 Ontario Limited and
6052746 Canada Inc.
Combined Statement of Operations and Retained Earnings

For the year ended January 31,	2006	2005

Revenue	$13,940,769	$12,240,710

Expenses
Amortization	505,856	431,638
Interest and bank charges	324,161	297,693
Franchise royalties	1,039,468	909,769
General and administrative	3,490,555	3,675,003
Rent	1,086,720	956,131
Salaries and benefits	4,146,107	3,643,499

	10,592,867	9,913,733

Income before undernoted item	3,347,902	2,326,977

Other expense
Management salaries and benefits	2,949,229	2,026,096

Income before income taxes	398,673	300,881

Income taxes (Note 8)	54,814	54,198

Net income for the year	343,859	246,683

Retained earnings, beginning of year	492,875	246,192

Retained earnings, end of year	$836,734	$492,875

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

4

764815 Ontario Inc., 1556911 Ontario Limited and
6052746 Canada Inc.
Combined Statement of Cash Flows

For the year ended January 31,	2006	2005

Cash provided by (used in)
Operating activities
Net income for the year	$343,859	$246,683
Adjustments to reconcile net income to net cash from operating activities Amortization	505,856	431,638
Changes in non-cash working capital balances
Accounts receivable	(531,445)	(1,243,037)
Prepaid expenses	(85,671)	(15,338)
Accounts payable and accrued liabilities	457,521	192,430
Income taxes	36,356	(44,486
Management salaries	310,000	520,000

	1,036,476	87,890

Cash flows from investing activities
Purchase of capital assets	(801,869)	(407,267)
Payment of franchise fees	(124,908)	(64,200)
Advances to related parties	(316,446)	(2,427)

	(1,243,223)	(473,894)

Cash flows from financing activities

Advances from related parties	672,909	424,033
Repayment of bank operating loan	(93,400)	(496,454)

	579,509	(72,421)

Increase (decrease) in cash during the year	372,762	(458,425)

Cash, beginning of year	4,159,538	4,617,963

Cash, end of year	$4,532,300	$4,159,538

Supplemental Cash Flows Information
Cash paid for interest	$35,951	$23,147
Cash paid for income taxes	21,658	59,596

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

5

764815 Ontario Inc., 1556911 Ontario Limited and
6052746 Canada Inc.
Summary of Significant Accounting Policies
January 31, 2006

Nature of Business	The Company is incorporated under the laws of Ontario and is engaged in the retail business providing financial services to the general public. These services include cheque cashing, currency exchange, sale of money orders/wire transfers, payday advance loans and other related services.

Basis of Presentation	The accompanying combined financial statements include the accounts of 764815 Ontario Inc. (a company incorporated under the laws of Ontario), 1556911 Ontario Limited (a company incorporated under the laws of Ontario) and 6052746 Canada Inc. (a company incorporated under the laws of Canada).

These combined financial statements have been prepared by management from the financial records in accordance with Canadian generally accepted accounting principles (“GAAP”). All significant intercompany accounts, transactions and profits have been eliminated.

Revenue Recognition	Revenue from cheque cashing, currency exchange, sale of money orders / wire transfers and mail boxes is recognized when the transaction has been completed and service has been rendered to the client at the point of sale in the store.

Revenue from payday advance loans is recognized using the accrual method based on the term of the loan (ranging from 1 to 35 days) and interest rate.

Financial Instruments	Unless otherwise noted, it is management’s opinion that the company is not exposed to significant interest, currency or credit risks arising from its financial instruments.

The fair values of the financial instruments approximate their carrying values, unless otherwise noted.

(i) Credit Risk

The company’s financial assets that are exposed to credit risk consist primarily of cash and accounts receivable. Concentrations of credit risk with respect to accounts receivable are limited due to the large number of customers serviced by the company and their generally short payment terms. The company is exposed to credit risk on its bank accounts as all accounts are held at one chartered bank.

6

764815 Ontario Inc., 1556911 Ontario Limited and
6052746 Canada Inc.
Summary of Significant Accounting Policies
January 31, 2006

Capital Assets	Capital assets are stated at cost less accumulated amortization. Amortization, based on the estimated useful life of the asset, is provided as follows:

Office furniture and equipment -20% declining balance basis
Automobiles -30% declining balance basis
Leasehold improvements -5 years straight-line

Impairment of Long-lived Assets	Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amounts of the assets exceed the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount and fair value less cost to sell.

Franchise Fees	Franchise fees are amortized on a straight line basis over the term of the franchise agreement of 10 years.

Franchise Royalties	The Company pays royalties to its Franchisor at a rate of 6.75% to 7.75% of specified revenue which is recorded on a monthly basis.

Income Taxes	The Company follows the liability method of tax allocation in accounting for income taxes. Under this method, future tax assets and liabilities are determined based on differences between the financial reporting and tax basis of assets and liabilities, and measured using the substantively enacted tax rates and laws expected to be in effect when the differences are realized. Future income tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of the substantive enactment of the change.

Use of Estimates	The preparation of financial statements in accordance with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from management’s best estimates as additional information becomes available in the future.

7

764815 Ontario Inc., 1556911 Ontario Limited and
6052746 Canada Inc.
Summary of Significant Accounting Policies
January 31, 2006

Foreign Currency Translation	Foreign currency accounts are translated into Canadian dollars as follows:

At the transaction date, each asset, liability, revenue and expense is translated into Canadian dollars by the use of the exchange rate in effect at that date. At the year end date, monetary assets and liabilities are translated into Canadian dollars using the exchange rate effective at that date. The resulting foreign exchange gains and losses are included in income for that period.

8

764815 Ontario Inc., 1556911 Ontario Limited and
6052746 Canada Inc.
Notes to Combined Financial Statements
January 31, 2006
1. Capital Assets

		2006		2005
		Accumulated		Accumulated
	Cost	Amortization	Cost	Amortization
Automobiles	$82,526	$57,495	$82,526	$46,769
Leasehold improvements	2,165,836	1,291,853	1,644,137	968,798
Office furniture and equipment	1,046,325	491,034	766,153	385,165

	$3,294,687	$1,840,382	2,492,816	$1,400,732

Net book value		$1,454,305		$1,092,084

2. Franchise Fees

		2006		2005
		Accumulated		Accumulated
	Cost	Amortization	Cost	Amortization

Franchise fees	$773,868	$345,282	$648,959	$279,075

Net book value		$428,586		$369,883

3. Bank Operating Loan
The Companies have a revolving credit facility for operations which is secured by a general security agreement providing a first charge over all assets, a personal guarantee by a director in the amount of $600,000, a cross guarantee between the combined entities in the amount of $1,800,000 and postponement and assignment of amounts owed to a director and company controlled by a spouse of a director. The revolving credit facility is due on demand and bears interest at prime plus 0.50%. The maximum available credit facility is $1,950,000.

9

764815 Ontario Inc., 1556911 Ontario Limited and
6052746 Canada Inc.
Notes to Combined Financial Statements
January 31, 2006
4. Related Party Balances
At the end of the year, balances with related parties are as follows:

	2006	2005

Due from 1559610 Ontario Limited, a company controlled by a spouse of a director, interest free with no specific terms of repayment	$380,531	$65,085

Due to director, interest free with no specific terms of repayment, secured by a general security agreement over the assets of the company	$5,171,248	$4,498,339

The director has waived his right to demand repayment within the year ended January 31, 2007.
The fair value of balances with related parties could not be reasonably determined as there is no comparable market data for these amounts.
5. Share Capital

		2006	2005

764815 Ontario Inc.

Authorized:
Unlimited	number of cumulative, non-voting preference shares, redeemable and retractable at amount paid up thereon

Unlimited	number of Common shares

Issued
10	Common shares	$10	$10

10

764815 Ontario Inc., 1556911 Ontario Limited and
6052746 Canada Inc.
Notes to Combined Financial Statements
January 31, 2006
5. Share Capital (continued)

		2006	2005

Balance brought forward		$ 10	$10

1556911 Ontario Limited

Authorized
Unlimited	number of Class A non cumulative, non-preferential, non-voting, special shares, redeemable and retractable based upon a specified formula

Unlimited	number of Class B non-cumulative, non-preferential, voting, special shares, redeemable and retractable At $0.10 per share

Unlimited	number of Class C, non-cumulative, non-preferential, non-voting special shares, redeemable and retractable at $1 per share

Unlimited	number of Common shares

Issued
1,000	Class B non-cumulative, non-preferential, voting, special shares, redeemable and retractable at $0.10 per share	150	150

6052746 Canada Inc.

Authorized
Unlimited	number of Class A non-cumulative, non-preferential, non-voting, special shares, redeemable and retractable based on a specified formula

Unlimited	number of Class B non-cumulative, non-preferential, voting, special shares, redeemable and retractable at $0.10 per share

Unlimited	number of Class C, non-cumulative, non-preferential, non-voting, special shares, redeemable and retractable at $1 per share

Unlimited	number of Common shares

Sub-total		$ 160	$160

11

764815 Ontario Inc., 1556911 Ontario Limited and
6052746 Canada Inc.
Notes to Combined Financial Statements
January 31, 2006
5. Share Capital (continued)

		2006	2005

Balance brought forward		$ 160	$160

6052746 Canada Inc.

Issued
1000	Class B non-cumulative, non-preferential, voting, special shares, redeemable and retractable at $0.10 per share	150	150

		$ 310	$310

6. Commitments
The Companies have entered into month-to-month leases for store locations with companies controlled by a spouse of a director which holds term leases with lessors. Minimum annual rentals for the next five years are as follows:

2007	$827,440
2008	693,447
2009	460,940
2010	334,782
2011	228,102

$2,544,711

The companies have contracted to pay royalties in the amount of approximately 6.75% to 7.75% of gross revenue to the national franchisor. A shareholder has personally guaranteed the franchise agreement.
7. Related Party Transactions
During the year, the company had the following transactions with the companies under common control:

	2006	2005

Rent paid	$130,000	$90,000

These transactions are in the normal course of operations and are measured at the exchange amounts (the amounts established and agreed to by the related parties).

12

764815 Ontario Inc., 1556911 Ontario Limited and
6052746 Canada Inc.
Notes to Combined Financial Statements
January 31, 2006
8. Income Taxes
Reconciliation to statutory rates are as follows:

	2006	2005

Income before income taxes	$398,673	$300,881

Statutory tax rates	36.12%	36.12%

Expected income tax expense	$144,001	$108,678
Increase (decrease) in taxes resulting from:
Small business deduction	(45,516)	(43,547)
Other	(43,670)	(10,933)

Income tax expense	$54,814	$54,198

9. Foreign Currency
Cash balances include $337,430 ($370,392 Cdn), 2005 — $528,445 ($654,214 Cdn) denominated in U.S dollars and $542,295 ($742,808 Cdn), 2005 — $268,258 ($332,104 Cdn) denominated in Euro dollars. Also, there was a $182,485, 2005 — $162,480, currency exchange gain in the year.
10. Contingency
A class action lawsuit has commenced against the Franchisor alleging excessive fees charged on payday loans. The Company could potentially be named as a co-defendant. In the opinion of management, the outcome of the lawsuit and potential for the Company to be named is not determinable at the present time. Accordingly, no provision has been recorded in the financial statements. Should any liability result in the future, it will be recorded in the period of resolution.
11. Comparative Amounts
The comparative amounts presented in the financial statements have been restated to conform to the current year’s presentation.

13

Canadian Capital Corporation
Financial Statements
For the year ended March 31, 2006

Contents

Auditors’ Report	2

Financial Statements

Balance Sheet	3

Statement of Operations and Retained Earnings	4

Statement of Cash Flows	5

Summary of Significant Accounting Policies	6-7

Notes to Financial Statements	8-13

Auditors’ Report

To the Directors of
Canadian Capital Corporation
We have audited the balance sheets of Canadian Capital Corporation as at March 31, 2006 and 2005 and the statements of operations and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in Canada and in the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at March 31, 2006 and 2005 and the results of its operations and its cash flows for the years then ended, in accordance with Canadian generally accepted accounting principles.
/s/ BDO Dunwoody LLP
Chartered Accountants
Markham, Ontario
May 19, 2006 (except for Note 15 which is as of January 15, 2007)

Canadian Capital Corporation
Balance Sheet

March 31	2006	2005

Assets

Current
Cash	$4,493,699	$3,127,355
Due from broker	161,742	162,517
Accounts receivable	2,036,360	1,414,033
Prepaid expenses and inventory	169,095	65,896
Mortgage receivable (Note 1)	65,000	70,350

	6,925,896	4,840,151

Long-term investments (Note 2)	4,799,276	4,211,066
Capital assets (Note 3)	1,518,230	2,263,233
Long-term mortgage receivable (Note 1)	—	65,000
Franchise fees (Note 4)	405,206	376,736
Goodwill	274,912	274,912

	$13,923,520	$12,031,098

Liabilities and Shareholders’ Equity

Current
Bank operating loan (Note 5)	$—	$20,000
Accounts payable and accrued liabilities	1,016,522	1,002,278
Income taxes payable	1,361,286	5,432
Management salaries payable	600,000	3,109,000

	2,977,808	4,136,710

Unearned revenue	—	2,310
Due to shareholders and related parties (Note 6)	7,915,853	7,588,772

	10,893,661	11,727,792

Shareholders’ equity
Share capital (Note 7)	88	88
Retained earnings	3,029,771	303,218

	3,029,859	303,306

	$13,923,520	$12,031,098

On behalf of the Board:
                                         Director
The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

3

Canadian Capital Corporation
Statement of Operations and Retained Earnings

For the year ended March 31	2006	2005

Revenue	$14,526,066	$11,873,730

Expenses
Amortization	298,027	218,229
Bank charges and interest	736,429	455,181
Franchise royalties	1,096,251	888,736
General and administrative	3,438,757	2,795,009
Loss (gain) on disposal of capital assets	(3,742)	15,981
Rent	777,312	603,716
Salaries and benefits	3,644,754	3,088,539

	9,987,788	8,065,391

Income from operations	4,538,278	3,808,339

Rental revenue (net of $12,837 (2005 - $23,164) of amortization on buildings)	69,821	111,147

Management fees received	18,000	43,000

Management salaries and benefits	(600,000)	(3,109,000)

Investment gain	110,879	102,361

Gain (loss) on foreign exchange	(39,058)	175,401

Income before undernoted item and income taxes	4,097,920	1,131,248

Gain on sale of long-term investments	71,750	42,632

Income before income taxes	4,169,670	1,173,880

Income taxes
Current	1,437,573	69,254

Net income	2,732,097	1,104,626

Retained earnings (deficit), beginning of year	303,218	(801,408)

Refundable taxes (Note 13)	(5,544)	—

Retained earnings, end of year	$3,029,771	$303,218

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

4

Canadian Capital Corporation
Statement of Cash Flows

For the year ended March 31	2006	2005

Cash provided by (used in) Operating activities
Net income	$2,732,097	$1,104,626
Adjustments to reconcile net income to net cash provided by operating activities
Amortization — capital assets	256,534	195,946
— franchise fees	54,330	45,447
Loss (gain) on disposal of capital assets	(3,742)	15,981
Gain on sale of long term investment	(71,750)	(42,632)
Refundable taxes	(5,544)	—
Changes in non-cash working capital balances
Due from broker	775	316,436
Accounts receivable	(622,327)	2,501
Prepaid expenses and inventory	(103,199)	(18,274)
Accounts payable and accrued liabilities	14,244	244,594
Income taxes payable	1,355,854	(22,066)
Management salaries payable	(2,509,000)	1,094,000
Unearned revenue	(2,310)	(712)

	1,095,962	2,935,847

Investing activities
Decrease in mortgage receivable	70,350	—
Purchase of long-term investments	(1,977,030)	(1,236,270)
Proceeds on sale of long-term investments	1,460,570	696,793
Increase in franchise fees	(82,800)	(147,000)
Purchase of capital assets	(379,716)	(608,150)
Net proceeds on disposal of capital assets	871,927	—
Loans to (repayments from) shareholder and related parties	(1,921)	993

	(38,620)	(1,293,634)

Financing activities
Increase (decrease) in bank operating loan	(20,000)	20,000
Increase (decrease) in amounts due to shareholder and related parties	329,002	(636,210)

	309,002	(616,210)

Net change in cash during the year	1,366,344	1,026,003

Cash, beginning of year	3,127,355	2,101,352

Cash, end of year	$4,493,699	$3,127,355

Supplemental Cash Flow Information
Cash paid for interest	$736,429	$455,181
Cash paid for income taxes	$87,169	$91,320

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

5

Canadian Capital Corporation
Summary of Significant Accounting Policies
March 31, 2006

Nature of Business	The Company is incorporated under the laws of Ontario and its principal business is in the retail sector providing financial services to the general public. These services include cheque cashing, currency exchange, sale of money orders / wire transfers, payday advance loans and other related services.

The Company operates 25 Money Mart franchises under franchise agreements with National Money Mart Company (“Franchisor”). These agreements expire between February 2006 to July 2015 with a right to renew for an additional 10 years provided they are in compliance with certain provisions in the franchise agreement.

Revenue Recognition	Revenue from cheque cashing, currency exchange, sale of money orders / wire transfers and mail boxes is recognized when the transaction has been completed and service has been rendered to the client at the point of sale in the store. Revenue from payday advance loans is recognized using the interest method based on the term of the loan (ranging from 1 to 35 days) and interest rate.

Long-term Investments	Fixed income and marketable securities are recorded at cost and are written down to market value if there has been a decline in value that is not considered to be temporary. Land is recorded at the lower of its original cost, which includes development costs and carrying charges, and net realizable value.

Capital Assets	Capital assets are stated at cost less accumulated amortization. Amortization, based on the estimated useful life of the asset, is provided as follows:

	Buildings	- 5% declining balance basis
	Furniture and fixtures	- 20% declining balance basis
	Signs	- 20% declining balance basis
	Computer equipment	- 30% declining balance basis
	Leasehold improvements	- Straight line basis over term of lease plus one renewal period

6

Canadian Capital Corporation
Summary of Significant Accounting Policies
March 31, 2006

Impairment of Long-lived Assets	Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amounts of the assets exceed the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less cost to sell.

Goodwill	Goodwill is carried at cost net of accumulated impairment losses, if any. Goodwill is tested for impairment on an annual basis and when an event or circumstance occurs which more likely than not reduces the fair value of goodwill below its carrying amount. The amount of impairment loss, if any, is the excess of the carrying value of the goodwill over its estimated fair value. Impairment losses are charged to earnings in the year in which the impairment is identified.

Franchise Fees	Franchise fees are amortized on a straight line basis over the term of the franchise agreement of 10 years.

Franchise Royalties	The Company pays royalties to its Franchisor at a rate of 6.75% to 7.75% of specified revenue which is recorded on a monthly basis.

Income Taxes	The Company follows the liability method of tax allocation in accounting for income taxes. Under this method, future tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities, and measured using the substantively enacted tax rates and laws expected to be in effect when the differences are realized. Future income tax assets are recognized only to the extent that, in the opinion of management, it is more likely than not that the future income tax assets will be realized. Future income tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of the substantive enactment of the change.

Use of Estimates	The preparation of financial statements in accordance with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from management’s best estimates as additional information becomes available in the future.

7

Canadian Capital Corporation
Notes to Financial Statements
March 31, 2006
1.	Long-term Mortgage Receivable

	2006	2005

First mortgage, monthly payment of interest at 10% per annum, secured by property at 492 Bloor Street West, Toronto, maturing September 8, 2006	$65,000	$65,000
First mortgage, monthly payment of interest at 11% per annum, secured by property at 268 Parliament Street, Toronto, matured August 14, 2005	—	70,350

	65,000	135,350

Less: current portion	65,000	70,350

	$—	$65,000

The fair value of the mortgage receivable could not be reasonably determined as there is no comparable market data for these amounts.

2.	Long-term Investments

	2006		2005
	Cost	Market Value	Cost	Market Value

Fixed income	$1,217,002	$1,470,568	$1,738,129	$1,793,086
Marketable securities	3,082,274	3,535,064	2,472,937	2,649,668
Land held for development	500,000	500,000	—	—

	$4,799,276	$5,505,632	$4,211,066	$4,442,754

The terms of the fixed income investments at cost are as follows:

	Interest Rate	Date of Maturity	Amount

Royal Bank of Canada	4.000%	December 2010	$150,000
Royal Bank of Canada	4.000%	January 2007	150,000
Regional Municipality of Halton	4.400%	February 2011	102,072
Royal Bank of Canada Global Equity Index Linked Notes	Variable	September 2006	750,000
Royal Bank of Canada	Variable	December 2006	64,930

			$1,217,002

8

Canadian Capital Corporation
Notes to Financial Statements
March 31, 2006
3.	Capital Assets

	2006		2005
		Accumulated		Accumulated
	Cost	Amortization	Cost	Amortization

Land	$—	$—	$420,897	$—
Buildings	—	—	897,298	457,174
Furniture and fixtures	424,610	262,882	384,692	229,043
Signs	165,875	96,187	155,479	78,842
Computer equipment	338,018	256,423	298,865	217,851
Leasehold improvements	1,712,445	507,226	1,442,197	353,285

	$2,640,948	$1,122,718	$3,599,428	$1,336,195

Net book value		$1,518,230		$2,263,233

On October 27, 2005 the Company sold land and building at 1702 Eglinton Ave West for $249,642 and on November 2, 2005 sold land and building at 1022 Bloor Street West for $622,285.

4.	Franchise Fees

	March 31,		March 31,
	2006		2005
		Accumulated		Accumulated
	Cost	Amortization	Cost	Amortization

Franchise fees	$631,644	$226,438	$548,844	$172,108

Net book value		$405,206		$376,736

9

Canadian Capital Corporation
Notes to Financial Statements
March 31, 2006
5.	Bank Operating Loan

The company has a revolving credit facility for operations which is secured by a general security agreement providing a first charge over all assets of the company, a personal guarantee, a postponement of claim by two directors in the amount of $3,000,000, postponement and assignment of claim by the parent company, and the hypothecation of an investment account. The loan is due on demand and bears interest at prime plus 0.25%. The maximum available credit facility is $3,000,000.

6.	Due to (from) Shareholder and Related Parties

	2006	2005

Due to shareholder, 10% per annum, due on demand, secured by a second charge against all assets of the company	$4,908,646	$4,644,641
Due to shareholder, non interest bearing, due on demand, unsecured	410,717	345,720
Due to company under common control, non interest bearing, due on demand, secured by a second charge against all assets of the company	2,871,637	2,871,637
Due to parent company, non interest bearing, due on demand unsecured	125	125
Due from company under common control, non interest bearing with no specific terms of repayment, unsecured	(275,272)	(273,351)

	$7,915,853	$7,588,772

All of the above parties have indicated that they do not intend to demand repayment within the twelve month period ended March 31, 2007.

The fair value of the loans to related parties could not be reasonably determined as there is no comparable market data for these amounts.

10

Canadian Capital Corporation
Notes to Financial Statements
March 31, 2006
7.	Share Capital

Authorized Unlimited	Common shares

Unlimited	Non-voting preference shares, redeemable and retractable at $1,000 per share, non-cumulative dividends at 1/2% per month of the redemption amount

Issued		2006	2005

844	Common shares	$88	$88

8.	Related Party Transactions

During the year, the company paid and received the following amounts from transactions with the shareholder of the company:

	2006	2005

Interest expense	$477,085	$534,374
Management fee income	18,000	43,000
These transactions are in the normal course of operations and are measured at the exchange amounts (the amounts established and agreed to by the related parties).
9. Commitments
The company has leased realty for minimum annual rentals for the next five years as follows:

2007	$497,289
2008	453,152
2009	316,657
2010	210,993
2011	21,677

$1,499,768

The company has contracted to pay royalties in the range of 6.75% to 7.75% of revenue to the national franchisor.

11

Canadian Capital Corporation
Notes to Financial Statements
March 31, 2006
10.	Contingent Liabilities

A class action lawsuit has commenced against the Franchisor alleging excessive fees charged on payday loans. The Company was named as a co-defendant. In the opinion of management, the outcome of the lawsuit is not determinable at the present time. Accordingly, no provision has been recorded in the financial statements. Should any liability result in the future, it will be recorded in the period of resolution.

The company has outstanding letters of guarantee in the amount of $995,200 as at March 31, 2006 (2005 — $993,900). Of this amount $836,200 (2005 — $934,900) is $1,000,000 AUD converted to $CDN at 0.8362 (2005 — 0.9349).

11.	Pension Plan

The company maintains a group registered retirement savings plan for its employees. The company matches the employees’ contribution.

The cost of the benefits for the year is the company’s required contribution to the plan which amounted to $18,766 (2005 — $17,839).

12.	Financial Instruments

Unless otherwise noted, it is management’s opinion that the company is not exposed to significant interest, currency or credit risks arising from its financial instruments, and the carrying amount of the Company’s financial instruments approximate fair value.

The following Canadian dollar amounts are denominated in U.S. dollars and have been translated into Canadian dollars at the following year end foreign exchange rates:

	2006	2005

Cash	$143,568	$91,756
Due from broker	29,304	128,261
Long-term investments	2,020,395	1,919,788

Exchange rate	1.17	1.21

12

Canadian Capital Corporation
Notes to Financial Statements
March 31, 2006
13.	Income Taxes

The Company paid refundable dividend taxes of approximately $5,544 (2005 — $nil) which have been charged to retained earnings and which will be refundable to the Company at a rate of $1 for every $3 of taxable dividends paid. If at any time the Company ceases to qualify as a private corporation, the right to refunds will be lost. As at March 31, 2006, the accumulated refundable dividend taxes amount to $44,991 (2005 — $39,447).

14.	Comparative Amounts

The comparative amounts presented in the financial statements have been restated to conform to the current year’s presentation.

15.	Subsequent Events

Subsequent to March 31, 2006, Canadian Capital Corporation, in conjunction with other groups of Money Mart Franchises, entered into an agreement with National Money Mart Company (“National Money Mart”) pursuant to which the Companies agreed to sell and National Money Mart agreed to acquire certain of the Companies’ assets. The transaction closed at the end of business on October 31, 2006.

By Articles of Amalgamation dated September 1, 2006, Baril Financials Ltd., 1355307 Ontario Inc. and Canadian Capital Corporation were amalgamated under the Business Corporations Act, Ontario and continued operations under the name of Canadian Capital Corporation.

The new share capital of Canadian Capital Corporation is as follows:

100 Common Shares	$100
10,000 Class A Preference shares	100
10,000 Class B Preference shares	420
1,000 Class C Preference shares	39
1,000 Class D Preference shares	100

$759

On December 5, 2006, the Company redeemed all Class A, Class B and Class C Preference shares for $3,751,249. On the same date, the Company declared a capital dividend on common shares for $14,700,000 using the proceeds for the sale of the assets referred to above.

13

Combined Financial Statements of
FRANCHUK GROUP OF
MONEY MART COMPANIES
Year ended August 31, 2006

AUDITORS’ REPORT TO THE DIRECTORS
We have audited the accompanying combined balance sheet of 632758 Alberta Ltd., its wholly-owned subsidiary 1204594 Alberta Ltd., 769515 Alberta Ltd., 360788 B.C. Ltd., 1008485 Alberta Ltd. and 0729648 B.C. Ltd. (collectively “the Franchuk Group of Money Mart Companies”), as at August 31, 2006 and the related combined statements of operations and retained earnings (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Franchuk Group of Money Mart Companies’ management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, these combined financial statements referred to above present fairly, in all material respects, the combined financial position of the Franchuk Group of Money Mart Companies as at August 31, 2006 and the combined results of their operations and their cash flows for the year then ended in conformity with Canadian generally accepted accounting principles.
/s/ KPMG LLP
Chartered Accountants
Kamloops, Canada
September 30, 2006

FRANCHUK GROUP OF MONEY MART COMPANIES
Combined Balance Sheet
August 31, 2006, with comparative figures for 2005

	2006	2005

Assets

Current assets:
Cash	$733,789	$588,587
Accounts receivable	989,744	1,069,976
Prepaid expenses and deposits	29,021	14,068
Future income taxes (note 13)	14,573	18,821

	1,767,127	1,691,452

Property and equipment (note 3)	456,477	222,977
Franchise fees (note 4)	102,790	47,910
Advances to affiliated companies (note 5)	1,210,751	466,586

	$3,537,145	$2,428,925

Liabilities and Shareholders’ Equity (Deficiency)

Current liabilities:
Accounts payable and accrued liabilities	$435,656	$722,187
Management compensation payable	—	443,000
Income taxes payable	374,966	121,376
Loans payable (note 6)	116,667	100,000
Redeemable preferred shares (note 7)	1,115,575	1,625,260
Advances from shareholders (note 8)	76,991	5,764
Advances from affiliated companies (note 5)	1,083,046	—

	3,202,901	3,017,587

Shareholders’ equity (deficiency):
Common shares (note 9)	241	239
Retained earnings (deficit)	334,003	(588,901)

	334,244	(588,662)

Commitments (note 10)
Contingencies (notes 11)
Economic dependence (note 12)
Subsequent event (note 14)

	$3,537,145	$2,428,925

See accompanying notes to combined financial statements.
On behalf of the Board:
                                         Director

FRANCHUK GROUP OF MONEY MART COMPANIES
Combined Statement of Operations and Retained Earnings (Deficit)
Year ended August 31, 2006, with comparative figures for 2005

	2006	2005

Revenue	$5,221,160	$4,386,442

Expenses:
Advertising and promotion	177,401	100,520
Amortization	90,959	47,500
Bad debts	522,022	364,415
Collection fees	37,450	25,080
Corporate tax interest and penalties	8,776	3,070
General and administrative	352,922	329,224
Interest and bank charges	274,540	221,415
Interest on loans payable	18,000	55,011
Management compensation	159,585	1,096,722
Professional fees	458,995	142,757
Rent	182,171	139,044
Royalties and related charges	441,279	347,463
Salaries and benefits	1,139,277	1,036,774

	3,863,377	3,908,995

Earnings before income taxes	1,357,783	477,447

Income taxes (note 13):
Current	375,631	78,834
Future	4,248	15,960

	379,879	94,794

Net earnings	977,904	382,653

Deficit, beginning of year	(588,901)	(971,554)

Dividends on common shares	(55,000)	—

Retained earnings (deficit), end of year	$334,003	$(588,901)

See accompanying notes to combined financial statements.

FRANCHUK GROUP OF MONEY MART COMPANIES
Combined Statement of Cash Flows
Year ended August 31, 2006, with comparative figures for 2005

	2006	2005

Cash provided by (used in):

Operating activities:
Net earnings	$977,904	$382,653
Items not involving cash:
Amortization of property and equipment	79,478	39,235
Amortization of franchise fees	11,481	8,265
Accrued interest on loans payable	—	37,529
Loss (gain) on disposal of property and equipment	—	5,000
Future income taxes	4,248	15,960
Changes in non-cash operating working capital:
Accounts receivable	80,232	(90,110)
Prepaid expenses and deposits	(14,953)	(4,416)
Accounts payable and accrued liabilities	(286,531)	153,680
Management compensation payable	(443,000)	443,000
Income taxes payable	253,590	122,541

	662,449	1,113,337

Financing activities:
Advances from (to) affiliated companies	338,881	(771,581)
Increase in (repayment of) loans payable	16,667	(117,543)
Advances from shareholder	71,227	—
Issuance of common shares	2	—
Redemption of redeemable preferred shares	(509,685)	—
Dividends paid on common shares	(55,000)	—

	(137,908)	(889,124)

Investing activities:
Purchase of property and equipment	(312,978)	(173,453)
Expenditure on franchise fees	(66,361)	(42,800)

	(379,339)	(216,253)

Increase in cash	145,202	7,960

Cash, beginning of year	588,587	580,627

Cash, end of year	$733,789	$588,587

Supplemental cash flow information:
Interest and bank charges paid	$292,540	$238,897
Income taxes paid (recovered)	$122,041	$(43,707)

See accompanying notes to combined financial statements.

FRANCHUK GROUP OF MONEY MART COMPANIES
Notes to Combined Financial Statements
Year ended August 31, 2006, with comparative figures for 2005
1.	Basis of presentation:

These combined financial statements include the accounts of 769515 Alberta Ltd. (“769515”), 360788 B.C. Ltd. (“360788”), 1008485 Alberta Ltd. (“1008485”), 0729648 B.C. Ltd. (“0729648”), and 632758 Alberta Ltd. (“632758”), including its wholly-owned subsidiary 1204594 Alberta Ltd. (“1204594”), (collectively the “Franchuk Group of Money Mart Companies” or the “Companies”). The Franchuk Group of Money Mart Companies’ principal business is the operation of five Money Mart franchises, providing cheque cashing, payday advance loans, money transfer, foreign currency exchange and other services in Red Deer, Alberta (1204594 (formerly 632758) and 1008485), Fort McMurray, Alberta (769515) and Prince George, British Columbia (360788 and 0729648). Business operations for 0729648 commenced on July 20, 2006.

These combined financial statements are not necessarily indicative of the actual balance sheet, results of operations and cash flows that might have resulted had the Companies operated as one legal entity. All inter-company transactions and balances have been eliminated in these combined financial statements.

As at August 31, 2006, the Companies had a working capital deficiency of $1,435,774 (2005 — $1,326,135). The working capital deficiency results primarily from redeemable preferred shares, held by the Companies’ controlling shareholder, totaling $1,115,515 and advances owing to an affiliated company controlled by the Companies’ controlling shareholder of $1,083,046. The Companies’ controlling shareholder controls the timing and quantum of the preferred share redemption and all other distributions from the Companies. Accordingly, these combined financial statements have been prepared on a going concern basis which presumes the realization of assets and discharge of liabilities in the normal course of operations for the foreseeable future.

2.	Significant accounting policies:
(a)	Property and equipment:

Property and equipment are recorded at cost. Amortization is provided at the following annual rates and bases, which approximate the useful life of the assets:

Asset	Basis	Rate

Furniture, fixtures and equipment	Declining balance	20%
Computers	Declining balance	30%
Leasehold improvements	Straight-line	10-20%

FRANCHUK GROUP OF MONEY MART COMPANIES
Notes to Combined Financial Statements
Year ended August 31, 2006, with comparative figures for 2005
2.	Significant accounting policies (continued):
(a)	Property and equipment (continued):

Property and equipment is reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used are measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized equal to the amount by which the carrying amount of the asset exceeds the fair value of the asset.

(b)	Franchise fees:

Franchise fees are amortized on a straight-line basis over the initial term of the Franchuk Group of Money Mart Companies’ franchise agreements with National Money Mart Company, which is 10 years.

(c)	Revenue recognition:

The Companies recognize revenue from cheque cashing, money transfer, foreign currency exchange, and other services as transactions are completed and services provided at the point of sale in the store location. Revenue from payday advance loans is recognized using the interest method, based on the loan term and stated interest rate.

(d)	Royalties:

The Companies pay royalties to National Money Mart Company, under the provisions of their franchise agreements, at a rate of 6.75% to 7.75% of specified revenue plus applicable sales taxes.

(e)	Income taxes:

The Companies use the asset and liability method of accounting for income taxes. Under the asset and liability method, future tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Future tax assets and liabilities are measured using enacted or substantively enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on future tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the date of enactment or substantive enactment.

FRANCHUK GROUP OF MONEY MART COMPANIES
Notes to Combined Financial Statements
Year ended August 31, 2006, with comparative figures for 2005
2.	Significant accounting policies (continued):
(f)	Use of estimates:

The preparation of financial statements in conformity with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

Significant areas requiring the use of management estimates and judgments include the valuation allowance for payday advance loans and returned cheque receivables. Management estimates the valuation allowance based on the total amounts owing, historical collections paid and the length of time the receivable has been outstanding. Management reviews these estimates on a periodic basis and, where necessary, makes adjustments prospectively.
3.	Property and equipment:

August 31, 2006:

		Accumulated	Net book
	Cost	amortization	value

Furniture, fixtures and equipment	$192,340	$107,183	$85,157
Computers	120,378	79,649	40,729
Leasehold improvements	572,291	241,700	330,591

	$885,009	$428,532	$456,477

August 31, 2005:

		Accumulated	Net book
	Cost	amortization	value

Furniture, fixtures and equipment	$170,606	$102,659	$67,947
Computers	123,087	88,082	35,005
Leasehold improvements	400,109	280,084	120,025

	$693,802	$470,825	$222,977

FRANCHUK GROUP OF MONEY MART COMPANIES
Notes to Combined Financial Statements
Year ended August 31, 2006, with comparative figures for 2005
4.	Franchise fees:

	2006	2005

Franchise fees, at cost	$139,160	$102,800
Accumulated amortization	36,370	54,890

	$102,790	$47,910

5.	Advances to and from affiliated companies:

The amounts advanced to and from affiliated companies, controlled by the Companies’ controlling shareholder, are non-interest bearing, unsecured and have no specified terms of repayment.

6.	Loans payable:

During the year ended August 31, 2006, the Companies reached a settlement on an outstanding loan of $100,000 plus accrued interest. The repayment terms specified that $20,000 principle payments be made in each of five consecutive months beginning in May 2006 in addition to $18,000 of accrued interest. As at August 31, 2006, $20,000 (2005 — $100,000) remained outstanding on the loan.

On July 11, 2006, 0729648 obtained a $100,000 demand loan, secured by a general security agreement providing a charge on all assets of 0729648, a guarantee from 360788, and a guarantee from the Companies’ controlling shareholder. The loan bears interest at the lender’s prime rate plus 2.5% and requires monthly principal payments of $1,667 plus interest (annual principal payments of $20,000) over its five year term. As at August 31, 2006, $96,667 (2005 — $nil) remained outstanding on the loan.

7.	Redeemable preferred shares:
(a)	Authorized:

632758:
Unlimited number of Class B preferred voting shares, non-cumulative, without par value and redeemable and retractable at a redemption price set by the company’s directors at the time of issuance.

FRANCHUK GROUP OF MONEY MART COMPANIES
Notes to Combined Financial Statements
Year ended August 31, 2006, with comparative figures for 2005
7.	Redeemable preferred shares (continued):
(a)	Authorized (continued):

769515:

Unlimited number of Class B preferred voting shares, non-cumulative, without par value and redeemable and retractable at a redemption price set by the company’s directors at the time of issuance.

360788:

10,000 Class C preferred non-voting shares, non-cumulative, with a par value of $100 each, redeemable at the option of the company at a redemption price set by the company’s directors at the time of issuance and 10,000 Class D preferred non-voting shares, non-cumulative, with a par value of $100 each, redeemable at the option of the holder at a redemption price set by the company’s directors at the time of issuance.

1008485:

Unlimited number of Class B preferred voting shares and an unlimited number of Class C and D preferred non-voting shares, non-cumulative, without par value and redeemable and retractable at a redemption price set by the company’s directors at the time of issuance.

(b)	Issued:

	2006	2005

632758:
100 Class B preferred shares	$789,525	$1,196,250
769515:
100 Class B preferred shares	326,040	429,000
1008485:
1,000 Class B preferred shares	10	10

	$1,115,575	$1,625,260

The issued Class B preferred shares are redeemable, at any time, for cash at the option of the shareholder. Accordingly, the redeemable Class B preferred shares have been classified as a current liability.
8.	Advances from shareholders:

Advances from shareholders are unsecured, non-interest bearing and have no stated terms of repayment.

FRANCHUK GROUP OF MONEY MART COMPANIES
Notes to Combined Financial Statements
Year ended August 31, 2006, with comparative figures for 2005
9.	Common shares:
(a)	Authorized:

632758:
Unlimited number of Class A non-voting common shares, without par value.
769515:
Unlimited number of Class A non-voting common shares, without par value.
360788:
10,000 Class A voting common shares and 10,000 Class B non-voting common shares, without par value.
1008485:
Unlimited number of Class A and E non-voting common shares without par value.
0729648:
10,000 Class A shares without par value
10,000 Class B shares without par value
10,000 Class C shares with a par value of $0.01 each
10,000 Class D shares with a par value of $0.01 each
10,000 Class E shares with a par value of $100.00 each
(b)	Issued:

	2006	2005

632758:
12 Class A common shares	$12	$12
769515:
12 Class A common shares	12	12
360788:
200 Class A common shares	200	200
3 Class B common shares	3	3
1008485:
12 Class A common shares	12	12
0729648:
1 Class A common share	1	—
1 Class B common share	1	—

	$241	$239

FRANCHUK GROUP OF MONEY MART COMPANIES
Notes to Combined Financial Statements
Year ended August 31, 2006, with comparative figures for 2005
10.	Commitments:

The Companies rent their premises, under operating leases with various expiration dates to July 1, 2012, with minimum annual lease payments, excluding common area costs of approximately $190,000.

11.	Contingencies:

The Companies could potentially be named as a co-defendant or brought in as a third party by National Money Mart Company, seeking contribution or indemnity, in connection with claims brought against National Money Mart Company and certain Money Mart franchises across Canada alleging usurious interest rates charged on payday advance loans. It is not possible at this time to make an estimate of the liability, if any, that may result from this action and accordingly, no provision has been made for any damages.

The Companies are subject to a claim from a former service provider for disputed fees. The outcome of this matter cannot be determined at this time. As at August 31, 2006, the Companies have accrued $32,000, being their best estimate of the ultimate settlement of the dispute. Any gain or loss on the settlement of this dispute will be recorded in the period that an agreement with the service provider is reached and the amount becomes determinable.

12.	Economic dependence:

The Companies operate their franchises under franchise agreements with National Money Mart Company (“National Money Mart”) which expire on June 30, 2008 (769515), April 30, 2009 (360788), March 31, 2015 (1008485), August 31, 2015 (1204594) and January 31, 2016 (0729648). The Companies have the right to renew the franchise agreements for an additional 10 years provided they are in compliance with certain renewal conditions. The franchises can be cancelled by National Money Mart if the Companies are in default of certain provisions in the franchise agreement. At present, the Companies are in compliance with the terms of their respective agreements. Future operations of the Companies are dependant on continuing and complying with the terms of the franchise agreement.

FRANCHUK GROUP OF MONEY MART COMPANIES
Notes to Combined Financial Statements
Year ended August 31, 2006, with comparative figures for 2005
13.	Income taxes:

Income tax expense differs from the amount that would be computed by applying federal and provincial statutory income tax rates of 33.6% — 34.1% (2005 — 33.6% — 35.6%) to earnings (loss) before income taxes. The differences and related tax effects are as follows:

	2006	2005

Earnings before income taxes	$1,357,783	$477,447

Computed tax expense	$460,364	$162,500

Adjustment to reflect taxes at small business rate	(85,715)	(68,906)
Non-deductible expenses for tax purposes	5,230	1,200

	$379,879	$94,794

The tax effects of temporary differences and tax loss carry forwards that give rise to significant portions of future tax assets and liabilities as at August 31, 2006 and 2005 are presented below:

	2006	2005

Future tax assets:
Non-capital losses carried forward of approximately $51,000 (2005 - $123,000) expiring 2015	$16,226	$18,821

Future tax liabilities:
Property and equipment and franchise fees	(1,653)	—

	$14,573	$18,821

FRANCHUK GROUP OF MONEY MART COMPANIES
Notes to Combined Financial Statements
Year ended August 31, 2006, with comparative figures for 2005
14.	Subsequent event:

Subsequent to August 31, 2006, the Franchuk Group of Money Mart Companies, in conjunction with other groups of Money Mart Franchises, entered into an agreement with National Money Mart Company (“National Money Mart”) pursuant to which the Companies agreed to sell and National Money Mart agreed to acquire certain of the Companies’ assets. The transaction is expected to close on November 1, 2006, subject to various conditions on closing and final agreement to certain other provisions.

15.	Financial instruments:
a)	Fair value:

The fair values of the Companies’ cash, accounts receivable, accounts payable and accrued liabilities, management compensation payable and income taxes payable approximate their carrying values due to the relatively short term to maturity of these instruments. The fair value of the loans payable approximates their carrying value due to the loan bearing interest at market rates. It is not practical to determine the fair values of the redeemable preferred shares, advances to and from affiliated companies and advances from shareholders due to the related party nature of the amounts and the absence of a market for such financial instruments.

b)	Credit risk:

The Companies are exposed to credit risk related to potential default of its unsecured payday advance loans made on its own account. The loans are made to qualified borrowers based on a percentage of their income with terms of up to 30 days. The maximum amount of credit risk for these and other financial assets is the carrying amount of the asset.

Jenica Holdings Inc.
Interim Financial Statements
For the nine months ended September 30, 2006
and September 30, 2005
(Unaudited — see Notice to Reader)

Jenica Holdings Inc.
Interim Financial Statements
For the nine months ended September 30, 2006 and September 30, 2005
(Unaudited — see Notice to Reader)

Contents

Notice to Reader	2

Interim Financial Statements

Balance Sheet	3

Statement of Operations	4

Statement of Cash Flows	5

Notes to Financial Statements	6 - 8

NOTICE TO READER
The following interim financial statements were prepared by management and have not been reviewed, verified or audited by any independent accountants.

Jenica Holdings Inc.
Interim Balance Sheet
(Unaudited — See Notice to Reader)

	September 30	December 31
	2006	2005

Assets

Current
Cash	$4,732,200	$3,473,953
Accounts receivable	1,547,089	1,173,825
Prepaid expenses	265,530	110,035
Income taxes recoverable	—	24,765

	6,544,819	4,782,578

Capital assets (Note 1)	577,561	552,019
Franchise fees (Note 2)	219,121	214,397
Goodwill	682,404	682,404

	$8,023,905	$6,231,398

Liabilities and Shareholders’ Equity

Current
Accounts payable and accrued liabilities	$101,070	$90,125
Income taxes payable	14,031	—
Due to related parties (Note 3)	3,874,571	3,394,430
Management bonus payable	2,968,000	2,032,000

	6,957,672	5,516,555

Shareholder’s equity
Share capital (Note 4)	100	100
Retained earnings	1,066,133	754,763

	1,066,233	754,863

	$8,023,905	$6,271,418

3

Jenica Holdings Inc.
Interim Statement of Operations
(Unaudited — See Notice to Reader)

For the nine months ended September 30	2006	2005

Revenue	8,524,361	7,293,070

Expenses
Amortization	127,201	123,936
Interest on long-term debt	61,721	35,181
Interest and bank charges	38,232	70,263
Franchise royalties	656,881	563,371
General and administrative	2,179,891	2,127,241
Rent	346,091	306,262
Salaries and benefits	1,737,425	1,649,059

	5,147,442	4,875,313

Income before undernoted items	3,376,919	2,417,757

Other expenses
Management salaries	(2,968,000)	(2,032,000)
Loss on sale of capital assets	(3,738)	—

	(2,971,738)	(2,032,000)

Income before income taxes	405,181	385,757

Income taxes (Note 6)	55,800	55,760

Net income for the period	$349,381	$329,997

Retained earnings, beginning of period	$716,752	$424,766

Net income for the period	349,381	329,997

Retained earnings, end of period	$1,066,133	$754,763

4

Jenica Holdings Inc.
Statement of Cash Flows
(Unaudited — See Notice to Reader)

For the nine months ended September 30	2006	2005

Cash flow provided by (used in)
Cash flows from operating activities
Net income for the period	$349,381	$329,997
Adjustment to reconcile net income to net cash from operating activities
Amortization	127,201	123,936
Loss on disposal of capital assets	3,738	—
Changes in non-cash working capital balances
Accounts receivable	33,452	(51,820)
Prepaid expenses	(66,440)	(19,272)
Accounts payable and accrued liabilities	(76,295)	(127,920)
Income taxes	73,487	(93,065)
Management salaries payable	(32,000)	(668,000)

	412,524	(506,144)

Cash flows from investing activities
Acquisition of capital assets	(27,927)	(83,981)
Proceeds on disposal of capital assets	3,551	—

	(24,376)	(83,981)

Cash flows from financing activities
Repayments to related parties	(1,390,323)	(784,987)
Advances from related parties	1,977,082	1,472,280

	586,759	687,293

Increase in cash during the period	974,907	97,168

Cash, beginning of period	3,757,293	3,376,785

Cash, end of period	$4,732,200	$3,473,953

Supplemental Cash Flow Information
Cash paid for interest	$61,721	$35,818
Cash paid for income taxes	41,769	148,755
Cash received for income taxes	60,021	—

5

Jenica Holdings Inc.
Notes to Financial Statements
(Unaudited — See Notice to Reader)
September 30, 2006
1. Capital Assets

	September 30		December 31
		2006	2005
		Accumulated		Accumulated
	Cost	Amortization	Cost	Amortization
Equipment and furniture	$311,076	$175,105	$270,958	$142,640
Computer hardware	288,510	218,851	264,395	192,666
Vehicle	—	—	32,106	24,363
Leasehold improvements	1,032,629	660,698	921,230	577,001
Computer software	4,601	4,601	4,601	4,601

	$1,636,816	$1,059,255	$1,493,290	$941,271

Net book value		$577,561		$552,019

2. Franchise Fees

	September 30		December 31
		2006	2005
		Accumulated		Accumulated
	Cost	Amortization	Cost	Amortization
Franchise fees	$382,662	$163,541	$361,262	$146,865

Net book value		$219,121		$214,397

6

Jenica Holdings Inc.
Notes to Financial Statements
(Unaudited — See Notice to Reader)
September 30, 2006
3. Related Party Transactions
     At the end of the period, the amounts due to related parties are as follows:

	September 30	December 31
	2006	2005

Due to 1210260 Ontario Limited, the parent company, interest free with no specific terms of of repayment	$1,627,702	$1,275,620

Due to director, interest at 5% with no specific terms of repayment	2,246,869	2,118,810

	$3,874,571	$3,394,430

The amount due to 1210260 Ontario Limited is secured by a general security agreement over the assets of the company.
Interest paid on the amount due to director during the year amounted to $61,721 (2005 - $35,818).
The fair value of the amounts due to related parties could not be reasonably determined as there is no comparable market data for these amounts.
4. Share Capital

	September 30	December 31
	2006	2005

Authorized, unlimited number of:
10% Cumulative, non-voting preference shares, redeemable at amount paid-up thereon

15% Class A non-cumulative, non-voting, special shares, redeemable at the amount paid-up thereon plus a 20% premium

Common shares

Issued
200 Common shares	$100	$100

7

Jenica Holdings Inc.
Notes to Financial Statements
(Unaudited — See Notice to Reader)
September 30, 2006
5. Commitments
The company has various lease agreements for premises and office equipment. The minimum annual lease payments for the next four years are as follows:

2007	$316,769
2008	248,471
2009	113,855
2010	26,340

$705,435

The company has contracted to pay royalties in the range of 6.75% to 7.75% to the national franchisor.
6. Income Taxes
The company’s provision for income taxes is as follows:

	2006	2005

Current	$55,800	$55,760
Future	—	—

	$(55,800)	$(55,760)

Reconciliation to statutory rates are as follows:

	2006	2005

Income before income taxes	$405,180	$369,305

Statutory rates (%)	36	36

Expected income tax expense	$146,351	$133,393
Increase (decrease) in taxes resulting from:
Small Business deduction	(61,343)	(58,231)
Non-deductible items and other	(29,208)	(19,402)

Tax expense per financial statements	$55,800	$55,760

7. Foreign Currency
Bank balances include $240,245 ($261,867) (2005 — $177,690 ($204,344)) denominated in U.S. dollars.

8

Jenica Holdings Inc.
Financial Statements
For the year ended December 31, 2005

Jenica Holdings Inc.
Financial Statements
For the year ended December 31, 2005

Contents

Auditors’ Report	2

Financial Statements

Balance Sheet	3

Statement of Operations and Retained Earnings	4

Statement of Cash Flow	5

Summary of Significant Accounting Policies	6 - 8

Notes to Financial Statements	9 - 11

AUDITORS’ REPORT

To the Directors of
Jenica Holdings Inc.
We have audited the balance sheet of Jenica Holdings Inc. as at December 31, 2005 and 2004 and the statements of operations and retained earnings and cash flows for each of the years in the three year period ended December 31, 2005, 2004 and 2003. These financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in Canada and in the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the years in the three year period ending December 31, 2005, 2004 and 2003 in accordance with Canadian generally accepted accounting principles.
/s/ BDO Dunwoody LLP
Chartered Accountants
Hamilton, Ontario
January 18, 2006
BDO Dunwoody LLP is a Limited Liability Partnership registered in Ontario

Jenica Holdings Inc.
Balance Sheet

As at December 31,	2005	2004

Assets

Current assets
Cash	$3,757,293	$3,376,785
Accounts receivable	1,580,541	1,122,005
Prepaid expenses	199,090	90,763
Income taxes recoverable	59,456	—

	5,596,380	4,589,553
Capital assets (Note 1)	657,761	587,223
Franchise fees (Note 2)	245,484	259,165
Goodwill	682,404	682,404

	$7,182,029	$6,118,345

Liabilities and Shareholders’ Equity

Current
Accounts payable and accrued liabilities	$177,365	$218,041
Management salaries payable	3,000,000	2,700,000
Income taxes payable	—	68,300
Due to related parties (Note 3)	3,287,812	2,707,138

	6,465,177	5,693,479

Shareholders’ equity
Share capital (Note 4)	100	100
Retained earnings	716,752	424,766

	716,852	424,866

	$7,182,029	$6,118,345

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements

3

Jenica Holdings Inc.
Statement of Operations and Retained Earnings

For the years ended December 31,	2005	2004	2003

Revenue	$10,101,607	8,879,766	7,555,149

Expenses
Amortization	176,233	213,299	145,239
Interest on long-term debt	70,723	41,215	25,504
Interest and bank charges	92,118	143,974	135,272
Franchise royalties	779,194	662,822	551,510
General and administrative	2,955,549	2,450,582	2,333,388
Rent	412,430	347,697	292,670
Salaries and benefits	2,027,374	1,906,766	1,557,083

	6,513,621	5,766,355	5,040,666

Income before undernoted items	3,587,986	3,113,411	2,514,483

Other income (expense)
Management salaries	(3,240,000)	(2,940,000)	(2,075,100)
Gain on disposal of assets	—	—	9,885

	(3,240,000)	(2,940,000)	(2,065,215)

Income before income taxes	347,986	173,411	449,268

Income taxes (Note 6)	56,000	80,000	65,500

Income before non-controlling interest	291,986	93,411	383,768

Non-controlling interest	—	—	(155,504)

Net income for the year	291,986	93,411	228,264

Retained earnings, beginning of year	424,766	331,355	103,091

Retained earnings, end of year	$716,752	$424,766	$331,355

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements

4

Jenica Holdings Inc.
Statement of Cash Flows

For the years ended December 31,	2005	2004	2003

Cash provided by (used in)
Operating activities
Net income for the year	$291,986	$93,411	$228,264
Adjustments to reconcile net income to net cash from operating activities
Amortization	176,233	213,299	145,239
Loss (gain) on disposal of capital assets	—	—	(9,855)
Future income taxes	—	(48,000)	—
Changes in non-cash working capital balances
Accounts receivable	(458,536)	(1,056,877)	(59,628)
Prepaid expenses	(108,327)	49,247	(94,811)
Accounts payable and accrued liabilities	(40,676)	(12,144)	150,475
Income taxes	(127,756)	50,923	9,421
Management salaries payable	300,000	864,900	(366,900)
Non-controlling interest	—	(154,569)	155,504

	32,924	190	157,709

Cash flows from investing activities
Purchase of capital assets	(211,690)	(224,388)	(406,356)
Purchase of franchise fees	(21,400)	(148,400)	(64,200)
Net proceeds on disposal of capital assets	—	—	27,402
Acquisition	—	(655,370)	—

	(233,090)	(1,028,158)	(443,154)

Cash flows from financing activities
Repayments to related parties	(891,886)	(791,903)	(1,301,718)
Advances from related parties	1,472,560	965,000	1,960,794
Dividends paid	—	—	(140,000)

	580,674	173,097	519,076

Increase in cash during the year	380,508	(854,871)	233,631

Cash, beginning of year	3,376,785	4,231,656	3,998,025

Cash, end of year	$3,757,293	$3,376,785	$4,231,656

Supplemental Cash Flow Information
Cash paid for interest	$70,278	$41,215	$25,504
Cash paid for income taxes	182,889	76,941	56,049

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements

5

Jenica Holdings Inc.
Summary of Significant Accounting Policies
December 31, 2005

Nature of Business	The company is incorporated under the laws of Ontario and is engaged in the retail business providing financial services to the general public. These services include cheque cashing, currency exchange, sale of money orders/wire transfers, payday advance loans and other related services.

Basis of Presentation	These financial statements have been prepared using the purchase method of consolidation. The assets and liabilities of a 65% owned partnership are initially recorded at their cost. The results of operations of the partnership are included from the date of acquisition. All significant intercompany transactions and balances have been eliminated on consolidation

Revenue Recognition	Revenue from cheque cashing, currency exchange, sale of money orders / wire transfers and mail boxes is recognized when the transaction has been completed and service has been rendered to the client.

Revenue from payday advance loans is recognized using the accrual method based on the term of the loan (ranging from 1 to 35 days) and interest rate.

Financial Instruments	Unless otherwise noted, it is management’s opinion that the company is not exposed to significant interest, currency or credit risks arising from these financial instruments.

The fair values of these financial instruments approximate their carrying values, unless otherwise noted.
(i)	Credit Risk

The company’s financial assets that are exposed to credit risk consist primarily of cash and accounts receivable. Concentrations of credit risk with respect to accounts receivable are limited due to the large number of customers serviced by Jenica and their generally short payment terms. The company is exposed to credit risk on its bank accounts as all accounts are held at one chartered bank.

Capital Assets	Capital assets are recorded at cost. Amortization, based on the estimated useful life of the asset, is calculated as follows:

	Vehicle	-	30% diminishing balance basis
	Computer hardware	-	20% diminishing balance basis
	Equipment and furniture	-	20% diminishing balance basis
	Leasehold improvements	-	5 years straight-line balance basis
	Computer software	-	100% diminishing balance basis

6

Jenica Holdings Inc.
Summary of Significant Accounting Policies
December 31, 2005

Goodwill	Goodwill represents the excess of the purchase price over the fair value of the net identifiable assets acquired in a business acquisition. Goodwill is carried at cost net of accumulated impairment losses, if any. Goodwill is tested for impairment on an annual basis or more frequently when an event or circumstance indicates that it might be impaired. The amount of impairment loss, if any, is the excess of the carrying value of the goodwill over its estimated fair value. Impairment losses are charged to earnings in the year in which the impairment is identified.

Impairment of Long-lived Assets
Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amounts of the assets exceed the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less cost to sell.

Franchise Fees	Franchise fees are amortized on a straight line basis over the term of the franchise agreement of 10 years.

Franchise Royalties	The company pays royalties to its Franchisor at a rate of 6.75% to 7.75% of specified revenue which is recorded on a monthly basis.

Income Taxes	The company follows the liability method of tax allocation in accounting for income taxes. Under this method, future tax assets and liabilities are determined based on differences between the financial reporting and tax basis of assets and liabilities, and measured using the substantively enacted tax rates and laws expected to be in effect when the differences are realized. Future income tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of the substantive enactment of the change.

Use of Estimates	The preparation of financial statements in accordance with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from management’s best estimates as additional information becomes available in the future.

7

Jenica Holdings Inc.
Summary of Significant Accounting Policies
December 31, 2005

Foreign Currency Translation	Foreign currency accounts are translated into Canadian dollars as follows:

At the transaction date, each asset, liability, revenue and expense is translated into Canadian dollars by the use of the exchange rate in effect at that date. At the year end date, monetary assets and liabilities are translated into Canadian dollars using the exchange rate in effect at that date. The resulting foreign exchange gains and losses are included in income for that period.

8

Jenica Holdings Inc.
Notes to Financial Statements
December 31, 2005
1.	Capital Assets

		2005		2004
		Accumulated		Accumulated
	Cost	Amortization	Cost	Amortization

Equipment & furniture	$300,867	$152,011	$231,217	$123,502
Computer hardware	274,707	200,631	253,710	173,380
Vehicle	32,106	24,818	32,106	22,996
Leasehold improvements	1,028,715	601,174	907,672	517,604
Computer software	4,601	4,601	4,601	4,601

	$1,640,996	$983,235	$1,429,306	$842,083

Net book value		$657,761		$587,223

2.	Franchise Fees

		2005		2004
		Accumulated		Accumulated
	Cost	Amortization	Cost	Amortization

Franchise fees	$382,662	$137,178	$361,262	$102,097

Net book value		$245,484		$259,165

9

Jenica Holdings Inc.
Notes to Financial Statements
December 31, 2005
3.	Related Party Transactions
At the end of the year, the amounts due to related parties are as follows:

	2005	2004
Due to 1210260 Ontario Limited, the parent company, interest free with no specific terms of repayment	$1,255,620	$1,639,064

Due to director, interest at 5% with no specific terms of repayment	2,032,192	1,068,074

	$3,287,812	$2,707,138

The amount due to 1210260 Ontario Limited is secured by a general security agreement over the assets of the company.
Interest paid on the amount due to director during the year amounted to $70,723 (2004 — $41,078, 2003 — $25,504).
The fair value of the amounts due to related parties could not be reasonably determined as there is no comparable market data for these amounts.
4.	Share Capital

		2005	2004
Authorized:
Unlimited	10% cumulative, non-voting preference shares Redeemable at amount paid-up thereon
Unlimited	15% Class A non-cumulative, non-voting, Special shares, redeemable at the amount paid-up thereon plus a 20% premium
Unlimited	Common shares

Issued:
200	Common shares	$100	$100

5.	Commitments
The company has various lease agreements for premises and office equipment. The minimum annual lease payments for the next five years are as follows:

2006	$372,065
2007	314,016
2008	217,375
2009	87,255
2010	16,638

$1,007,349

The company has contracted to pay royalties in the range of 6.75% to 7.75% to the national franchisor.

10

Jenica Holdings Inc.
Notes to Financial Statements
December 31, 2005
6.	Income Taxes
The company’s provision for income taxes is as follows:

	2005	2004	2003

Current	$56,000	$128,000	$65,500
Future	—	(48,000)	—

	$56,000	$80,000	$65,500

Reconciliation to statutory rates are as follows:

	2005	2004	2003

Income before income taxes	$347,986	$173,411	$449,268

Statutory tax rates	36.12%	36.12%	36.62%

Expected income tax expense	$125,693	$62,636	$164,522
Increase (decrease) in taxes resulting from:
Small business deduction	(56,579)	(30,275)	(47,150)
Non-deductible items and other	(13,114)	(2,900)	(51,872)
Rate differences on reversal of future tax difference	—	50,539	—

Tax expense per financial statements	$56,000	$80,000	$65,500

The significant components of the future income tax liabilities in 2003 was deferred partnership income.
7.	Foreign Currency
Bank balances include $190,707 ($221,792 Cdn) (2004 — $263,499 ($317,147 Cdn)) denominated in U.S. dollars.
8.	Contingency
A class action lawsuit has commenced against the Franchisor alleging excessive fees charged on payday loans. The company could potentially be named as a co-defendant. In the opinion of management, the outcome of the lawsuit and potential for the company to be named is not determinable at the present time. Accordingly, no provision has been recorded in the financial statements. Should any liability result in the future, it will be recorded in the period of resolution.

11

931669 ONTARIO LTD.
CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2006

AUDITOR’S REPORT
To the Shareholders,
931669 Ontario Ltd.;
I have audited the consolidated balance sheet of 931669 Ontario Ltd. as at March 31, 2006 and the consolidated statements of income, retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the company’s management. My responsibility is to express an opinion on these financial statements based on my audit.
I conducted my audit in accordance with Canadian generally accepted auditing standards. Those standards require that I plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
In my opinion, these financial statements present fairly, in all material respects, the financial position of the company as at March 31, 2006 and the results of its operations and its cash flows for the year then ended in accordance with Canadian generally accepted accounting principles.

London, Canada, June 29, 2006	/s/ Robert Wilson Chartered Accountant

931669 ONTARIO LTD.
(Continued under the laws of the Province of Ontario)
CONSOLIDATED BALANCE SHEET AS AT MARCH 31, 2006

	2006	2005
ASSETS
Current
Cash	$1,447,666	$987,011
Loans receivable	226,443	170,808
Income taxes recoverable	3,322	—
Investments (Note 2)	—	25,390
Prepaid expenses	36,644	12,229
Due from related parties (Note 3)	161,471	499,696

	1,875,546	1,695,134

Capital assets (Note 4)	60,942	82,734

Other
Franchise license (Note 5)	15,537	18,212

	$1,952,025	$1,796,080

LIABILITIES
Current
Accounts payable and accrued liabilities	$27,709	$19,890
Loan payable	—	43,019
Management bonus payable	7,000	62,000
Income taxes payable	—	24,832
Due to related parties (Note 6)	171,760	215,544
Current portion of long-term debt	54,000	54,000

	260,469	419,285

Long-term debt (Note 7)	71,000	71,000

	331,469	490,285

SHAREHOLDERS’ EQUITY

Share capital
Authorized
An unlimited number of common shares
Issued
200 common shares	200	200
Retained earnings	1,620,356	1,305,595

	1,620,556	1,305,795

	$1,952,025	$1,796,080

See accompanying notes to financial statements.

931669 ONTARIO LTD.
CONSOLIDATED STATEMENT OF RETAINED EARNINGS
FOR THE YEAR ENDED MARCH 31, 2006

	2006	2005
Retained earnings, beginning of year	$1,305,595	$1,006,489

Net income for the year	314,761	299,106

Retained earnings, end of year	$1,620,356	$1,305,595

See accompanying notes to financial statements.

931669 ONTARIO LTD.
CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED MARCH 31, 2006

	2006	2005
Revenue
Commissions	$1,481,471	$1,303,437
Miscellaneous	93,945	75,718

	1,575,416	1,379,155

Operating expenses
Advertising & promotion	51,249	49,750
Bad debts	95,224	51,728
Depreciation and amortization	31,976	35,238
District manager expenses	39,310	33,044
Dues and fees	6,010	3,405
Electricity and heat	13,028	12,892
Franchise royalties	114,252	100,496
Freight and courier	11,610	8,877
Insurance and security	36,182	33,027
Interest and bank charges	47,528	36,631
Management bonus	7,000	62,000
Management fees	126,748	124,112
Management salary	62,462	61,460
Miscellaneous	2,011	4,710
Office expenses	18,698	18,943
Professional fees	158,558	42,876
Rent	46,791	46,816
Repairs and maintenance	11,717	11,716
Travel	13,905	5,323
Telephone	14,647	14,625
Wages and benefits	266,764	225,065

	1,175,670	982,734

Operating income	399,746	396,421

Loss on sale of investments	(1,581)	—
Loss on write-down of investment	—	(12,607)

Income before income taxes	398,165	383,814

Provision for income taxes	83,404	84,708

Net income for the year	$314,761	$299,106

See accompanying notes to financial statements.

931669 ONTARIO LTD.
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED MARCH 31, 2006

	2006	2005
Operating activities
Net income for the year	$314,761	$299,106
Items not affecting cash
Depreciation and amortization	31,976	35,238

Cash provided from operations	346,737	334,344

(Increase) decrease in non-cash operating working capital balances
Loans receivable	(55,635)	15,619
Income taxes recoverable	(28,154)	—
Investments	25,390	3,971
Prepaid expenses	(24,415)	(8,380)
Due from related parties	338,225	(728)
Accounts payable and accrued liabilities	7,819	(6,193)
Loan payable	(43,019)	43,019
Management bonus payable	(55,000)	(104,000)
Income taxes payable	—	28,309
Due to related parties	(43,784)	68,829

	121,427	40,446

Total cash provided by operating activities	468,164	374,790

Investing activities
Purchase of capital assets	(7,509)	(40,610)

Total cash (used for) investing activities	(7,509)	(40,610)

Financing activities
Total cash provided by financing activities	—	—

Increase in cash for the year	460,655	334,180

Cash, beginning of year	987,011	652,831

Cash, end of year	$1,447,666	$987,011

See accompanying notes to financial statements.

931669 ONTARIO LTD.
NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2006

The financial statements are consolidated with 722906 Ontario Ltd. which operates Money Mart franchises at 262 Red River Road and 679 Memorial Ave., Thunder Bay, On.
1.	Accounting policies

The following is a summary of the significant accounting policies used in the preparation of these financial statements:
a)	Capital assets

Capital assets are recorded at acquisition cost. Depreciation is provided in the accounts as follows :

Asset	Rate	Basis
Equipment	20% per annum	Declining balance
Signs	20% per annum	Declining balance
Computer equipmt	30% per annum	Declining balance
Leasehold improvements	Depreciated over balance of lease.
b)	Other assets

The franchise license is amortized at 10% per year straight-line.

c)	Revenue recognition

The business involves cashing cheques, making short-term loans, and sundry financial services. Revenue is recognized when the service has been rendered to the customer at the point of sale in the store. Losses from returned cheques are recorded as bad debts expense in the period that the cheques are returned and recoveries are credited in the period the recovery is made.

931669 Ontario Ltd.
Notes to the financial statements
March 31, 2006
d)	Income taxes

The company follows the liability method of tax allocation in accounting for income taxes. Under this method, future tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities, and measured using the enacted tax rates and laws expected to be in effect when the differences are realized. Future income tax assets are recognized only to the extent that, in the opinion of management, it is more likely than not that the future income tax assets will be realized.

e)	Use of estimates

The preparation of financial statements in accordance with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from management’s best estimates as additional information becomes available in the future.
2.	Short-term investments

Short-term investments are recorded at the lesser of cost and market value. The market value of short-term investments was $0 at March 31, 2006 (2005-$25,390).

3.	Due from related parties

	2006	2005
10768 Newfoundland Ltd.	$—	$134,892
511742 New Brunswick Inc.	—	41,120
602269 New Brunswick Ltd.	90,930	148,703
101034986 Saskatchewan Ltd.	40,626	40,626
3085725 Nova Scotia Ltd.	27,000	27,000
3085726 Nova Scotia Ltd.	2,915	107,355

	$161,471	$499,696

The amounts due from 10768 Newfoundland Ltd. and 511742 New Brunswick Inc. are secured by general security agreements covering all assets of the companies, others are unsecured, all are non-interest bearing with no set repayment terms. The companies have related shareholders. The amounts due are loans to finance operations of the related companies.

931669 Ontario Ltd.
Notes to the financial statements
March 31, 2006
4.	Capital assets

	2006			2005
		Accumulated	Net Book	Net Book
	Cost	Depreciation	Value	Value
Equipment	$47,756	$35,500	$12,256	$15,319
Signs	60,323	31,087	29,236	36,544
Computer equipment	59,152	41,970	17,182	18,486
Leasehold improvements	112,232	109,964	2,268	12,385

	$279,463	$218,521	$60,942	$82,734

5.	Franchise license

The franchise license is shown net of accumulated amortization in the amount of $26,728 (2005 — $24,053).

6.	Due to related parties

	2006	2005
Kruze Holdings	$58,203	$107,772
G. Kilduff	58,203	107,772
10768 Newfoundland Ltd.	55,354	—

	$171,760	$215,544

The amounts due are unsecured, non-interest bearing with no set repayment terms. The companies have related shareholders. The amounts due are loans to finance operations of the related companies.

7.	Long-term debt

	2006	2005
Note payable to Kruze Holdings Ltd., repayable at $13,500 every six months principal plus interest at 10% per annum after default at the lender’s option. Secured by a general security agreement covering all assets of the company	$62,500	$62,500

Note payable to 1016725 Ontario Ltd., repayable at $13,500 every six months principal plus interest at 10% per annum after default at the lender’s option. Secured by a general security agreement covering all assets of the company	62,500	62,500

	125,000	125,000
Less current portion	54,000	54,000

	$71,000	$71,000

931669 Ontario Ltd.
Notes to the financial statements
March 31, 2006
Estimated future principal repayment is as follows:

2007	$54,000
2008	54,000
2009	17,000

$125,000

8.	Lease commitments

The company is committed under operating leases for its stores. Future minimum annual lease payments are as follows:

2007	$38,105
2008	26,900
2009	24,658
9.	Related party transactions

The company paid management fees for management services provided by management of related parties during the year as follows:

	2006	2005
Kruze Holdings Ltd.	$58,666	$62,306
G. Kilduff	67,082	49,806

	$125,748	$112,112

Kruze Holdings Ltd. and G. Kilduff are shareholders of 931669 Ontario Ltd.

3081219 NOVA SCOTIA LTD.
CONSOLIDATED FINANCIAL STATEMENTS
JULY 31, 2006

AUDITOR’S REPORT
To the Shareholder,
3081219 Nova Scotia Ltd.;
I have audited the consolidated balance sheet of 3081219 Nova Scotia Ltd. as at July 31, 2006 and the consolidated statements of income, retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the company’s management. My responsibility is to express an opinion on these financial statements based on my audit.
I conducted my audit in accordance with Canadian generally accepted auditing standards. Those standards require that I plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
In my opinion, these financial statements present fairly, in all material respects, the financial position of the company as at July 31, 2006 and the results of its operations and its cash flows for the year then ended in accordance with Canadian generally accepted accounting principles.

London, Canada, September 7, 2006	/s/ Robert Wilson Chartered Accountant

3081219 NOVA SCOTIA LTD.
(Incorporated under the laws of the Province of Nova Scotia)
CONSOLIDATED BALANCE SHEET AS AT JULY 31, 2006

	2006	2005
ASSETS
Current
Cash	$623,697	$608,172
Loans receivable	250,951	158,262
Due from shareholder and related companies (Note 2)	426,638	40,989
Investments (Note 3)	25,000	90,604
Prepaid expenses	12,952	12,327

	1,339,238	910,354

Capital assets (Note 4)	46,438	47,879

Other
Incorporation cost	972	972
Franchise license (Note 5)	30,317	34,597

	31,289	35,569

	$1,416,965	$993,802

LIABILITIES
Current
Accounts payable and accrued charges	$34,771	$22,912
Management bonus payable	184,000	21,000
Income tax payable	3,653	10,275

	222,424	54,187

Contingent liability (Note 6)

SHAREHOLDER’S EQUITY

Capital stock (Note 7)	11	11
Retained earnings	1,194,530	939,604

	1,194,541	939,615

	$1,416,965	$993,802

See accompanying notes to financial statements.

3081219 NOVA SCOTIA LTD.
CONSOLIDATED STATEMENT OF RETAINED EARNINGS
FOR THE YEAR ENDED JULY 31, 2006

	2006	2005
Balance, beginning of year	$939,604	$712,940

Net income for the year	254,926	226,664

Balance, end of year	$1,194,530	$939,604

See accompanying notes to financial statements.

3081219 NOVA SCOTIA LTD.
CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED JULY 31, 2006

	2006	%	2005	%
Revenue
Commissions	$1,109,757	93.86	$808,364	95.03
Miscellaneous	72,534	6.14	42,310	4.97

	1,182,291	100.00	850,674	100.00

Operating expenses
Advertising & promotion	37,363	3.16	24,517	2.88
Bad debts	105,982	8.96	58,748	6.91
Depreciation and amortization	15,188	1.28	15,381	1.81
District manager expenses	9,810	0.83	12,001	1.41
Dues and fees	2,575	0.22	2,331	0.27
Electricity and heat	8,183	0.69	7,718	0.91
Franchise royalties	98,385	8.32	72,838	8.56
Freight and courier	13,986	1.18	7,406	0.87
Insurance	3,386	0.29	3,067	0.36
Interest and bank charges	26,262	2.22	20,463	2.41
Interest on long-term debt	—	0.00	685	0.08
Management salary	265,663	22.47	98,344	11.56
Municipal taxes	3,484	0.29	3,332	0.39
Office expenses	15,854	1.34	10,535	1.24
Professional fees	51,896	4.39	33,991	4.00
Rent	48,903	4.14	48,581	5.71
Repairs and maintenance	7,180	0.61	5,965	0.70
Security	14,151	1.20	11,459	1.35
Travel	1,360	0.11	6,081	0.71
Telephone	8,959	0.76	7,935	0.93
Wages and benefits	147,939	12.51	121,090	14.23

	886,509	74.97	572,468	67.29

Operating income	295,782	25.03	278,206	32.71

Gain (loss) on investments	13,330	1.13	(1,011)	0.12

Income before tax	309,112	26.16	277,195	32.59

Income tax provision	54,186	4.58	50,531	5.94

Net income for the year	$254,926	21.58	$226,664	26.65

See accompanying notes to financial statements.

3081219 NOVA SCOTIA LTD.
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED JULY 31, 2006

	2006	2005
Operating activities
Net income for the year	$254,926	$226,664
Items not affecting cash
Depreciation and amortization	15,188	15,381

Cash provided by operations	270,114	242,045

(Increase) decrease in non-cash operating working capital balances
Loans receivable	(92,689)	(11,472)
Due from shareholder and related companies	(385,649)	(2,572)
Investments	65,604	(58,522)
Prepaid expenses	(625)	(4,125)
Accounts payable and accrued charges	11,859	(1,227)
Management bonus payable	163,000	(10,000)
Income tax payable	(6,622)	1,164

	(245,122)	(86,754)

Total cash provided by operating activities	24,992	155,291

Investing activities
Purchase of fixed assets	(9,467)	(444)

Total cash (used for) investing activities	(9,467)	(444)

Financing activities
Repayment of long-term debt	—	(15,300)

Total cash (used in) financing activities	—	(15,300)

Increase in cash for the year	15,525	139,547

Cash, beginning of year	608,172	468,625

Cash, end of year	$623,697	$608,172

See accompanying notes to financial statements.

3081219 NOVA SCOTIA LTD.
NOTES TO THE FINANCIAL STATEMENTS
JULY 31, 2006

The financial statements are consolidated with 2203850 Nova Scotia Ltd. which operates a Money Mart franchise at 3045 Robie Street, Halifax, Nova Scotia.
1. Accounting policies
The following is a summary of the significant accounting policies used in the preparation of these financial statements:
a)	Capital assets

Capital assets are recorded at acquisition cost. Depreciation is provided in the accounts as follows :

Asset	Rate	Basis
Equipment	20% per annum	Declining balance
Signs	20% per annum	Declining balance
Computer equipmt	30% per annum	Declining balance
Computer software	50% per annum	Straight line
Leasehold improvements	10% per annum	Straight line
b)	Other assets

Incorporation costs are not amortized. The franchise license is amortized at 10% per year straight-line.

c)	Revenue recognition

The business involves cashing cheques, making short-term loans, and sundry financial services. Revenue is recognized when the service has been rendered to the customer at the point of sale in the store. Losses from returned cheques are recorded as bad debts expense in the period that the cheques are returned and recoveries are credited in the period the recovery is made.

3081219 Nova Scotia Ltd.
Notes to the financial statements
July 31, 2006
d)	Income taxes

The company follows the liability method of tax allocation in accounting for income taxes. Under this method, future tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities, and measured using the enacted tax rates and laws expected to be in effect when the differences are realized.

e)	Use of estimates

The preparation of financial statements in accordance with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from management’s best estimates as additional information becomes available in the future.
2.	Due from shareholder and related companies

	2006	2005
Shareholder	$6,638	$3,489
10768 Newfoundland Ltd.	—	22,500
1016725 Ontario Ltd.	420,000	15,000

	$426,638	$40,989

The shareholder of 3081219 Nova Scotia Ltd. has shares in the related companies. The amounts receivable are unsecured, non- interest bearing, with no set principal repayment terms. The amounts due are loans to finance operations of the related companies.

3.	Investments

Investments are recorded at market value. The cost amount is $25,000 (2005 — $103,086).

3081219 Nova Scotia Ltd.
Notes to the financial statements
July 31, 2006
4.	Capital assets

	2006
		Accumulated	Net Book
	Cost	Depreciation	Value
Equipment	$23,035	$15,032	$8,003
Signs	22,027	15,738	6,289
Computer equipment	29,129	20,948	8,181
Computer software	5,939	5,283	656
Leasehold improvements	51,795	28,486	23,309

	$131,925	$85,487	$46,438

	2005
		Accumulated	Net Book
	Cost	Depreciation	Value
Equipment	$18,561	$13,592	$4,969
Signs	22,027	14,166	7,861
Computer equipment	24,136	18,512	5,624
Computer software	5,939	5,002	937
Leasehold improvements	51,795	23,307	28,488

	$122,458	$74,579	$47,879

5.	Franchise license

The franchise license cost $42,800 and it is shown net of accumulated amortization in the amount of $12,483 ($8,203 — 2005).

6.	Contingent liability

A class action suit has been commenced against 2203850 Nova Scotia Ltd. relating to fees charged on short term loans. The likelihood of loss is not determinable and the amount is not reasonably estimable. No accrual has been made in the financial statements.

3081219 Nova Scotia Ltd.
Notes to the financial statements
July 31, 2006
7.	Capital Stock

	2006	2005
Authorized
50,000 common shares
500,000 preference shares, redeemable at $1 per share

Issued
10 common shares	$10	$10
1 preference share	1	1

	$11	$11

8.	Lease commitments

The company is committed under an operating lease for its store. Minimum annual lease payments for the next five years are as follows:

2007	$50,066
2008	50,066
2009	50,066
2010	50,066
2011	50,066
9.	Related party transactions

During 2006 $47,998 was paid to 3052368 Nova Scotia Ltd. as rent under a sub-lease for business premises (2005 — $47,748). The companies are related by common control.

3085725 NOVA SCOTIA LTD.
CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2006

AUDITOR’S REPORT
To the Shareholders,
3085725 Nova Scotia Ltd.;
I have audited the consolidated balance sheet of 3085725 Nova Scotia Ltd. as at March 31, 2006 and the consolidated statements of income, deficit and cash flows for the year then ended. These financial statements are the responsibility of the company’s management. My responsibility is to express an opinion on these financial statements based on my audit.
I conducted my audit in accordance with Canadian generally accepted auditing standards. Those standards require that I plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
In my opinion, these financial statements present fairly, in all material respects, the financial position of the company as at March 31, 2006 and the results of its operations and its cash flows for the year then ended in accordance with Canadian generally accepted accounting principles.

London, Canada, June 29, 2006	/s/ Robert Wilson Chartered Accountant

3085725 NOVA SCOTIA LTD.
(Incorporated under the laws of the Province of Nova Scotia)
CONSOLIDATED BALANCE SHEET AS AT MARCH 31, 2006

	2006	2005
ASSETS
Current
Loans receivable	$83,088	$48,563
Future income taxes	15,586	21,677
Prepaid expenses	8,896	8,675

	107,570	78,915

Capital assets (Note 2)	103,902	111,438

Other
Incorporation cost	5,000	5,000
Franchise license (Note 3)	35,520	39,960

	40,520	44,960

	$251,992	$235,313

LIABILITIES
Current
Bank overdraft	$202,045	$80,189
Accounts payable and accrued liabilities	24,329	32,159
Due to related parties (Note 4)	29,917	133,761
Current portion of long-term debt	20,700	20,700

	276,991	266,809

Long-term debt (Note 5)	44,850	65,550

	321,841	332,359

SHAREHOLDERS’ DEFICIT
Share capital
Authorized
50,000 common shares
Issued
100 common shares	100	100
Deficit	(69,949)	(97,146)

	(69,849)	(97,046)

	$251,992	$235,313

See accompanying notes to financial statements.

3085725 NOVA SCOTIA LTD.
CONSOLIDATED STATEMENT OF DEFICIT
FOR THE YEAR ENDED MARCH 31, 2006

	2006	2005
Balance, beginning of year	$(97,146)	$—

Net income (loss) for the year	27,197	(97,146)

Balance, end of year	$(69,949)	$(97,146)

See accompanying notes to financial statements.

3085725 NOVA SCOTIA LTD.
CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED MARCH 31, 2006

	2006	2005
Revenue
Commissions	$442,647	$173,395
Miscellaneous	31,301	11,225

	473,948	184,620

Operating expenses
Advertising & promotion	30,280	17,681
Bad debts	57,080	34,220
Depreciation and amortization	22,093	13,649
District manager expenses	16,817	6,802
Dues and fees	3,005	1,703
Franchise royalties	39,687	15,521
Freight and courier	4,833	6,521
Insurance and security	15,896	10,764
Interest and bank charges	20,687	11,800
Interest on long-term debt	6,423	6,169
Management fees	11,250	—
Management salary	36,205	33,099
Miscellaneous	1,304	149
Office expenses	6,719	16,028
Professional fees	35,230	14,698
Property taxes	4,980	—
Rent	30,972	19,761
Repairs and maintenance	5,116	9,293
Travel	1,095	6,082
Telephone	9,052	10,871
Wages and benefits	81,936	68,632

	440,660	303,443

Income (loss) before income taxes	33,288	(118,823)

Provision for income taxes (recovery)	6,091	(21,677)

Net income (loss) for the year	$27,197	$(97,146)

See accompanying notes to financial statements.

3085725 NOVA SCOTIA LTD.
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED MARCH 31, 2006

	2006	2005
Operating activities
Net income (loss) for the year	$27,197	$(97,146)
Items not affecting cash
Depreciation and amortization	22,093	13,649

Cash provided by (used in) operations	49,290	(83,497)

(Increase) decrease in non-cash operating working capital balances
Loans receivable	(34,525)	(48,563)
Future income taxes	6,091	(21,677)
Prepaid expenses	(221)	(8,675)
Accounts payable and accrued liabilities	(7,830)	32,159
Due to related parties	(103,844)	133,761

	(140,329)	87,005

Total cash (used in) provided by operating activities	(91,039)	3,508

Investing activities
Purchase of capital assets	(10,117)	(120,647)
Incorporation cost paid	—	(5,000)
Franchise license paid	—	(44,400)

Total cash (used for) investing activities	(10,117)	(170,047)

Financing activities
Proceeds from long-term debt	—	103,500
Repayment of long-term debt	(20,700)	(17,250)
Common shares issued	—	100

Total cash (used in) provided by financing activities	(20,700)	86,350

(Decrease) in cash for the year	(121,856)	(80,189)

Cash (deficiency), beginning of year	(80,189)	—

Cash (deficiency), end of year	$(202,045)	$(80,189)

See accompanying notes to financial statements.

3085725 NOVA SCOTIA LTD.
NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2006

The financial statements are consolidated with 3085726 Nova Scotia Ltd. which operates a Money Mart franchise at 119 Woodlawn Road, Dartmouth, Nova Scotia.
1.	Accounting policies

The following is a summary of the significant accounting policies used in the preparation of these financial statements:
a)	Capital assets

Capital assets are recorded at acquisition cost. Depreciation is provided in the accounts as follows :

Asset	Rate	Basis
Equipment	20% per annum	Declining balance
Signs	20% per annum	Declining balance
Computer equipmt	30% per annum	Declining balance
Leasehold improvements	10% per annum	Straight line
b)	Other assets

Incorporation costs are not amortized. Franchise licenses are amortized at 10% per annum using the straight-line method.

c)	Revenue recognition

The business involves cashing cheques, making short-term loans, and sundry financial services. Revenue is recognized when the service has been rendered to the customer at the point of sale in the store. Losses from returned cheques are recorded as bad debts expense in the period that the cheques are returned and recoveries are credited in the period the recovery is made.

d)	Income taxes

The company follows the liability method of tax allocation in accounting for income taxes. Under this method, future tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities, and measured using

3085725 Nova Scotia Ltd.
Notes to the financial statements
March 31, 2006
the enacted tax rates and laws expected to be in effect when the differences are realized. Future income tax assets are recognized only to the extent that, in the opinion of management, it is more likely than not that the future income tax assets will be realized.

e)	Use of estimates

The preparation of financial statements in accordance with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from management’s best estimates as additional information becomes available in the future.
2.	Capital assets

	2006			2005
		Accumulated	Net Book	Net Book
	Cost	Depreciation	Value	Value
Equipment	$11,388	$3,188	$8,200	$10,250
Signs	25,881	7,247	18,634	23,292
Computer equipment	13,806	5,420	8,386	11,172
Leasehold improvements	79,689	11,007	68,682	66,724

	$130,764	$26,862	$103,902	$111,438

3.	Franchise license

The franchise license is shown net of accumulated amortization in the amount of $8,880 (2005 – $4,440).
4.	Due to related parties

	2006	2005
722906 Ontario Ltd.	$29,917	$133,761

The amount due is secured by a general security agreement covering all assets of the company, non-interest bearing with no set repayment terms. 722906 Ontario Ltd. has related shareholders. The amounts due are loans to finance operations of the company.

3085725 Nova Scotia Ltd.
Notes to the financial statements
March 31, 2006
5.	Long-term debt

	2006	2005
Term loan payable to the Royal Bank repayable in monthly instalments of $1,725 principal plus interest at prime plus 3% per annum until May, 2009. Secured by a general security agreement covering all assets of the company and by personal guarantees for 25% of the total	$65,550	$86,250

Less current portion	20,700	20,700

	$44,850	$65,550

Estimated future principal repayment is as follows:

2007	$20,700
2008	20,700
2009	20,700
2010	3,450

$65,550

6.	Lease commitments

The company is committed under an operating lease for its store. Minimum annual lease payments for the next five years are as follows:

2007	$53,061
2008	53,061
2009	53,061
2010	53,061
2011	53,061
7.	Comparative amounts

The company was incorporated on January 20, 2004 and began operations on June 1, 2004. 2005 comparative amounts are for a ten month period.

603000 NEW BRUNSWICK INC
CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2006

AUDITOR’S REPORT
To the Shareholders,
603000 New Brunswick Inc.;
I have audited the consolidated balance sheet of 603000 New Brunswick Inc. as at March 31, 2006 and the consolidated statements of income, retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the company’s management. My responsibility is to express an opinion on these financial statements based on my audit.
I conducted my audit in accordance with Canadian generally accepted auditing standards. Those standards require that I plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
In my opinion, these financial statements present fairly, in all material respects, the financial position of the company as at March 31, 2006 and the results of its operations and its cash flows for the year then ended in accordance with Canadian generally accepted accounting principles.

London, Canada, June 29, 2006	/s/ Robert Wilson Chartered Accountant

603000 NEW BRUNSWICK INC.
(Incorporated under the laws of the Province of New Brunswick)
CONSOLIDATED BALANCE SHEET AS AT MARCH 31, 2006

	2006	2005
ASSETS

Current
Cash	$262,523	$216,847
Loans receivable	243,066	165,815
Prepaid deposit	—	20,000
Prepaid expenses	7,545	6,793

	513,134	409,455

Capital assets (Note 2)	25,588	40,639

Other
Incorporation cost	1,300	1,300
Franchise license (Note 3)	10,700	13,375

	12,000	14,675

	$550,722	$464,769

LIABILITIES

Current
Accounts payable and accrued liabilities	$15,857	$9,945
Income taxes payable	3,377	5,925
Due to related parties (Note 4)	2,500	106,120

	21,734	121,990

Contingent liability (Note 5)

SHAREHOLDERS’ EQUITY

Share capital
Authorized
An unlimited number of common shares
Issued
100 common shares	100	100
Retained earnings	528,888	342,679

	528,988	342,779

	$550,722	$464,769

See accompanying notes to financial statements.

603000 NEW BRUNSWICK INC.
CONSOLIDATED STATEMENT OF RETAINED EARNINGS
FOR THE YEAR ENDED MARCH 31, 2006

	2006	2005
Balance, beginning of year	$342,679	$181,849

Net income for the year	186,209	160,830

Balance, end of year	$528,888	$342,679

See accompanying notes to financial statements.

603000 NEW BRUNSWICK INC.
CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED MARCH 31, 2006

	2006	2005
Revenue
Commissions	$732,086	$613,106
Miscellaneous	32,358	24,268

	764,444	637,374

Operating expenses
Advertising & promotion	28,799	30,613
Bad debts	80,885	51,719
Depreciation and amortization	20,806	20,795
District manager expenses	15,582	18,744
Dues and fees	3,005	1,703
Electricity and heat	11,276	10,179
Franchise royalties	55,432	46,103
Freight and courier	7,442	8,040
Insurance and security	14,229	13,467
Interest and bank charges	26,290	20,390
Interest on long-term debt	—	407
Management fees	38,600	32,000
Management salary	36,522	34,327
Miscellaneous	121	81
Office expenses	6,920	7,695
Professional fees	47,764	19,877
Rent	28,382	21,321
Repairs and maintenance	5,824	10,434
Travel	1,280	6,253
Telephone	11,538	9,135
Wages and benefits	103,247	81,967

	543,944	445,250

Income before income taxes	220,500	192,124

Provision for income taxes	34,291	31,294

Net income for the year	$186,209	$160,830

See accompanying notes to financial statements.

603000 NEW BRUNSWICK INC.
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED MARCH 31, 2006

	2006	2005
Operating activities
Net income for the year	$186,209	$160,830
Items not affecting cash
Depreciation and amortization	20,806	20,795

Cash provided by operations	207,015	181,625

(Increase) decrease in non-cash operating working capital balances
Loans receivable	(77,251)	(62,275)
Prepaid deposit	20,000	(20,000)
Prepaid expenses	(752)	(3,999)
Accounts payable and accrued liabilities	5,912	(175)
Income taxes payable	(2,548)	115
Due to related parties	(103,620)	(50,000)

	(158,259)	(136,334)

Total cash provided by operating activities	48,756	45,291

Investing activities
Purchase of capital assets	(3,080)	(19,341)

Total cash (used for) investing activities	(3,080)	(19,341)

Financing activities
Repayment of long-term debt	—	(13,791)

Total cash (used for) financing activities	—	(13,791)

Increase in cash for the year	45,676	12,159

Cash, beginning of year	216,847	204,688

Cash, end of year	$262,523	$216,847

See accompanying notes to financial statements.

603000 NEW BRUNSWICK INC.
NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2006

The financial statements are consolidated with 511742 New Brunswick Inc. which operates a Money Mart franchise at 378 Rothesay Ave., St. John, New Brunswick.
1.	Accounting policies

The following is a summary of the significant accounting policies used in the preparation of these financial statements:
a)	Capital assets

Capital assets are recorded at acquisition cost. Depreciation is provided in the accounts as follows :

Asset	Rate	Basis
Equipment	20% per annum	Declining balance
Signs	20% per annum	Declining balance
Computer equipmt	30% per annum	Declining balance
Leasehold improvements	20% per annum	Straight line
b)	Other assets

Incorporation costs are not amortized. Franchise licenses are amortized at 10% per annum using the straight-line method.

c)	Revenue recognition

The business involves cashing cheques, making short-term loans, and sundry financial services. Revenue is recognized when the service has been rendered to the customer at the point of sale in the store. Losses from returned cheques are recorded as bad debts expense in the period that the cheques are returned and recoveries are credited in the period the recovery is made.

d)	Income taxes

The company follows the liability method of tax allocation in accounting for income taxes. Under this method, future tax assets and liabilities are determined based on differences between the financial reporting and

603000 New Brunswick Inc.
Notes to the financial statements
March 31, 2006
tax bases of assets and liabilities, and measured using the enacted tax rates and laws expected to be in effect when the differences are realized. Future income tax assets are recognized only to the extent that, in the opinion of management, it is more likely than not that the future income tax assets will be realized.

e)	Use of estimates

The preparation of financial statements in accordance with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from management’s best estimates as additional information becomes available in the future.
2.	Capital assets

	2006			2005
		Accumulated	Net Book	Net Book
	Cost	Depreciation	Value	Value
Equipment	$19,380	$9,668	$9,712	$10,252
Signs	23,309	15,898	7,411	9,263
Computer equipment	22,653	14,188	8,465	10,390
Leasehold improvements	56,948	56,948	—	10,734

	$122,290	$96,702	$25,588	$40,639

3.	Franchise license

The franchise license is shown net of accumulated amortization in the amount of $16,050 (2005 – $13,375).

603000 New Brunswick Inc.
Notes to the financial statements
March 31, 2006
4.	Due to related parties

	2006	2005
722906 Ontario Ltd.	$—	$41,120
2203850 Nova Scotia Ltd.	—	22,500
Kruze Holdings Ltd.	—	15,000
E. Kuzyk	—	25,000
D. Orr	2,500	2,500

	$2,500	$106,120

The amount due to 722906 Ontario Ltd. is secured by a general security agreement covering all assets of the company, others are unsecured and non-interest bearing with no set repayment terms with the exception of the loan from E. Kuzyk which bears interest. The parties are related to shareholders of 603000 New Brunswick Inc. The amounts due are loans to finance operations of the company.

5.	Contingent liability

A potential class action suit has been commenced against the company relating to fees charged on short term loans. The likelihood of loss is not determinable and the amount is not reasonably estimable. No accrual has been made in the financial statements.

6.	Lease commitments

The company is committed under an operating lease for its store. Minimum annual lease payments for the next five years are as follows:

2007	$29,670
2008	29,670
2009	29,670
2010	29,670
2011	29,670
7.	Related party transactions

The company paid management fees for management services provided by management of related parties during the year as follows:

	2006	2005
Kruze Holdings Ltd.	$19,340	$16,050
G. Kilduff	19,260	15,950

	$38,600	$32,000

602268 NEW BRUNSWICK INC
CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2006

AUDITOR’S REPORT
To the Shareholders,
602268 New Brunswick Inc.;
I have audited the consolidated balance sheet of 602268 New Brunswick Inc. as at March 31, 2006 and the consolidated statements of income, retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the company’s management. My responsibility is to express an opinion on these financial statements based on my audit.
I conducted my audit in accordance with Canadian generally accepted auditing standards. Those standards require that I plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
In my opinion, these financial statements present fairly, in all material respects, the financial position of the company as at March 31, 2006 and the results of its operations and its cash flows for the year then ended in accordance with Canadian generally accepted accounting principles.

London, Canada, June 29, 2006	/s/ Robert Wilson Chartered Accountant

602268 NEW BRUNSWICK INC.
(Incorporated under the laws of the Province of New Brunswick)
CONSOLIDATED BALANCE SHEET AS AT MARCH 31, 2006

	2006	2005
ASSETS
Current
Loans receivable	$114,805	$84,903
Future income taxes	—	7,527
Prepaid expenses	4,579	24,537

	119,384	116,967

Capital assets (Note 2)	54,125	67,861

Other
Incorporation cost	2,786	2,786
Franchise license (Note 3)	29,960	34,240

	32,746	37,026

	$206,255	$221,854

LIABILITIES

Current
Bank overdraft	$35,198	$65,894
Accounts payable and accrued liabilities	13,051	8,409
Income tax payable	7,250	—
Due to related parties (Note 4)	90,930	148,703
Current portion of long-term debt	16,728	16,728

	163,157	239,734

Long-term debt (Note 5)	9,512	26,240

	172,669	265,974

Contingent liability (Note 6)

SHAREHOLDERS’ EQUITY

Share capital
Authorized
An unlimited number of common shares
Issued
100 common shares	100	100

Retained earnings	33,486	(44,220)

	33,586	(44,120)

	$206,255	$221,854

See accompanying notes to financial statements.

602268 NEW BRUNSWICK INC.
CONSOLIDATED STATEMENT OF RETAINED EARNINGS
FOR THE YEAR ENDED MARCH 31, 2006

	2006	2005
Balance, beginning of year	$(44,220)	$(89,058)

Net income for the year	77,706	44,838

Balance, end of year	$33,486	$(44,220)

See accompanying notes to financial statements.

602268 NEW BRUNSWICK INC.
CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED MARCH 31, 2006

	2006	2005
Revenue
Commissions	$605,705	$513,815
Miscellaneous	39,551	27,602

	645,256	541,417

Operating expenses
Advertising & promotion	26,252	26,087
Bad debts	88,228	107,346
Depreciation and amortization	19,349	20,518
District manager expenses	21,248	20,364
Dues and fees	3,005	1,803
Electricity and heat	7,918	7,904
Franchise royalties	53,743	45,136
Freight and courier	7,158	7,456
Insurance and security	14,408	15,189
Interest and bank charges	31,108	27,261
Interest on long-term debt	2,667	3,659
Management fees	6,208	4,494
Management salary	31,284	31,729
Miscellaneous	140	1,695
Office expenses	7,540	5,399
Professional fees	44,792	18,814
Rent	27,608	26,884
Repairs and maintenance	5,024	5,929
Travel	12,711	9,446
Telephone	10,673	11,550
Wages and benefits	131,709	88,745

	552,773	487,408

Income before income taxes	92,483	54,009

Provision for income taxes	14,777	9,171

Net income for the year	$77,706	$44,838

See accompanying notes to financial statements.

602268 NEW BRUNSWICK INC.
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED MARCH 31, 2006

	2006	2005
Operating activities
Net income for the year	$77,706	$44,838
Items not affecting cash
Depreciation and amortization	19,349	20,518

Cash provided by operations	97,055	65,356

(Increase) decrease in non-cash operating working capital balances
Loans receivable	(29,902)	(14,937)
Future income taxes	—	9,171
Prepaid expenses	19,958	(23,291)
Accounts payable and accrued liabilities	4,642	(5,558)
Income tax payable	14,777	—
Due to related parties	(57,773)	—

	(48,298)	(34,615)

Total cash provided by operating activities	48,757	30,741

Investing activities
Purchase of capital assets	(1,333)	(5,065)

Total cash (used for) investing activities	(1,333)	(5,065)

Financing activities
Repayment of long-term debt	(16,728)	(16,728)

Total cash (used in) financing activities	(16,728)	(16,728)

Increase in cash for the year	30,696	8,948

Cash (deficiency), beginning of year	(65,894)	(74,842)

Cash (deficiency), end of year	$(35,198)	$(65,894)

See accompanying notes to financial statements.

602268 NEW BRUNSWICK INC.
NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2006

The financial statements are consolidated with 602269 New Brunswick Inc. which operates a Money Mart franchise at 9 Champlain Street, Dieppe, New Brunswick.
1.	Accounting policies

The following is a summary of the significant accounting policies used in the preparation of these financial statements:
a)	Capital assets

Capital assets are recorded at acquisition cost. Depreciation is provided in the accounts as follows :

Asset	Rate	Basis
Equipment	20% per annum	Declining balance
Signs	20% per annum	Declining balance
Computer equipmt	30% per annum	Declining balance
Leasehold improvements	1/7 per annum	Straight line
b)	Other assets

Incorporation costs are not amortized. Franchise licenses are amortized at 10% per annum using the straight-line method.

c)	Revenue recognition

The business involves cashing cheques, making short-term

loans, and sundry financial services. Revenue is recognized when the service has been rendered to the customer at the point of sale in the store. Losses from returned cheques are recorded as bad debts expense in the period that the cheques are returned and recoveries are credited in the period the recovery is made.

d)	Income taxes

The company follows the liability method of tax allocation in accounting for income taxes. Under this method, future tax assets and liabilities are determined based on differences between the financial reporting and

602268 New Brunswick Inc.
Notes to the financial statements
March 31, 2006
tax bases of assets and liabilities, and measured using the enacted tax rates and laws expected to be in effect when the differences are realized. Future income tax assets are recognized only to the extent that, in the opinion of management, it is more likely than not that the future income tax assets will be realized.

e)	Use of estimates

The preparation of financial statements in accordance

with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from management’s best estimates as additional information becomes available in the future.
2. Capital assets

	2006			2005
		Accumulated	Net Book	Net Book
	Cost	Depreciation	Value	Value
Equipment	$14,043	$6,905	$7,138	$8,638
Signs	19,657	10,141	9,516	11,894
Computer equipment	18,668	11,084	7,584	9,522
Leasehold improvements	55,443	25,556	29,887	37,807

	$107,811	$53,686	$54,125	$67,861

3. Franchise license
     The franchise license is shown net of accumulated amortization in the amount of $12,840 (2005 — $8,560).
4. Due to related parties

	2006	2005
722906 Ontario Ltd.	$90,930	$148,703

The amounts due are secured by a general security agreement covering all assets of the company, non-interest bearing with no set repayment terms. 722906 Ontario Ltd. has shareholders who are related to shareholders of 602268 New Brunswick Inc. The amounts due are loans to finance operations of the company.

602268 New Brunswick Inc.
Notes to the financial statements
March 31, 2006
5.	Long-term debt

	2006	2005
Term loan payable to the Royal Bank repayable in monthly instalments of $1,367 principal plus interest at prime plus 3% per annum until November, 2007. Secured by a general security agreement covering all assets of the company and by personal guarantees for 25% of the total.	$26,240	$42,968

Less current portion	16,728	16,728

	$9,512	$26,240

Estimated future principal repayment is as follows:

2007	$16,728
2008	9,512

$26,240

6.	Contingent liability

A potential class action suit has been commenced against the company relating to fees charged on short term loans. The likelihood of loss is not determinable and the amount is not reasonably estimable. No accrual has been made in the financial statements.

7.	Lease commitment

The company is committed under an operating lease for its store location at 9 Champlain St., Dieppe, NB from October 1, 2002 until September 30, 2009. Minimum future lease payments are $15,540 plus HST per annum for years one through 5 and $16,835 plus HST for years six and seven.

8.	Related party transactions

The company paid management fees for management services provided by management of related parties during the year as follows:

	2006	2005
Kruze Holdings Ltd.	$2,569	$2,568
G. Kilduff	3,639	1,926

	$6,208	$4,494

11242 NEWFOUNDLAND LTD.
CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2006

AUDITOR’S REPORT
To the Shareholders,
11242 Newfoundland Ltd.;
I have audited the consolidated balance sheet of 11242 Newfoundland Ltd. as at March 31, 2006 and the consolidated statements of income, retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the company’s management. My responsibility is to express an opinion on these financial statements based on my audit.
I conducted my audit in accordance with Canadian generally accepted auditing standards. Those standards require that I plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
In my opinion, these financial statements present fairly, in all material respects, the financial position of the company as at March 31, 2006 and the results of its operations and its cash flows for the year then ended in accordance with Canadian generally accepted accounting principles.

London, Canada, June 29, 2006	/s/ Robert Wilson Chartered Accountant

11242 NEWFOUNDLAND LTD.
(Incorporated under the laws of the Province of Newfoundland)
CONSOLIDATED BALANCE SHEET AS AT MARCH 31, 2006

	2006	2005
ASSETS

Current
Cash	$416,424	$334,464
Loans receivable	167,746	155,264
Income tax refundable	—	7,339
Prepaid expenses	4,961	24,824
Due from related corporation (Note 2)	55,353	—

	644,484	521,891

Capital assets (Note 3)	38,896	46,380

Other
Incorporation cost	1,280	1,280
Franchise license (Note 4)	4,652	6,204

	5,932	7,484

Investment (Note 5)	1	1

	$689,313	$575,756

LIABILITIES

Current
Accounts payable and accrued liabilities	$13,912	$7,844
Income tax payable	1,914	—
Management bonus payable	239,000	164,000
Due to related parties (Note 6)	104,215	134,892

	359,041	306,736

Contingent liability (Note 7)

SHAREHOLDERS’ EQUITY

Share capital
Authorized
An unlimited number of common shares
Issued
100 common shares	100	100

Retained earnings	330,172	268,920

	330,272	269,020

	$689,313	$575,756

See accompanying notes to financial statements.

11242 NEWFOUNDLAND LTD.
CONSOLIDATED STATEMENT OF RETAINED EARNINGS
FOR THE YEAR ENDED MARCH 31, 2006

	2006	2005
Balance, beginning of year	$268,920	$215,352

Net income for the year	61,252	53,568

Balance, end of year	$330,172	$268,920

See accompanying notes to financial statements.

11242 NEWFOUNDLAND LTD.
CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED MARCH 31, 2006

	2006	2005
Revenue
Commissions	$788,401	$647,888
Miscellaneous	51,751	46,035

	840,152	693,923

Operating expenses
Advertising & promotion	35,500	40,579
Bad debts	52,117	51,624
Depreciation and amortization	12,532	13,196
District manager expenses	15,594	16,171
Dues and fees	3,229	2,014
Electricity and heat	7,424	7,617
Franchise royalties	61,021	50,444
Freight and courier	5,959	6,430
Insurance and security	15,622	13,538
Interest and bank charges	23,681	18,361
Management fees	42,609	32,487
Management bonus	239,000	164,000
Management salary	43,016	39,674
Miscellaneous	1,791	—
Municipal taxes	2,761	2,761
Office expenses	8,378	7,477
Professional fees	46,507	19,290
Rent	32,055	32,487
Repairs and maintenance	4,081	2,491
Travel	1,048	5,673
Telephone	7,523	8,460
Wages and benefits	103,585	93,695

	765,033	628,469

Income before income taxes	75,119	65,454

Provision for income taxes	13,867	11,886

Net income for the year	$61,252	$53,568

See accompanying notes to financial statements.

11242 NEWFOUNDLAND LTD.
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED MARCH 31, 2006

	2006	2005
Operating activities
Net income for the year	$61,252	$53,568
Items not affecting cash
Depreciation and amortization	12,532	13,196

Cash provided by operations	73,784	66,764

(Increase) decrease in non-cash operating working capital balances
Loans receivable	(12,482)	(12,224)
Income tax refundable	—	16,713
Prepaid expenses	19,863	(24,046)
Due from related corporation	(55,353)	—
Accounts payable and accrued liabilities	6,068	(8,179)
Income tax payable	9,253	—
Management bonus payable	75,000	48,000
Due to related parties	(30,677)	(6,487)

	11,672	13,777

Total cash provided by operating activities	85,456	80,541

Investing activities
Purchase of capital assets	(3,496)	(2,597)

Total cash (used for) investing activities	(3,496)	(2,597)

Financing activities
Total cash (used for) financing activities	—	—

Increase in cash for the year	81,960	77,944

Cash, beginning of year	334,464	256,520

Cash, end of year	$416,424	$334,464

See accompanying notes to financial statements.

11242 NEWFOUNDLAND LTD.
NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2006

The financial statements are consolidated with 10768 Newfoundland Ltd. which operates a Money Mart Franchise at 336 Freshwater Road, St. John’s, Newfoundland.
1.	Accounting policies

The following is a summary of the significant accounting policies used in the preparation of these financial statements:
a)	Capital assets

Capital assets are recorded at acquisition cost. Depreciation is provided in the accounts as follows :

Asset	Rate	Basis
Equipment	20% per annum	Declining balance
Signs	20% per annum	Declining balance
Computer equipmt	30% per annum	Declining balance
Leasehold improvements	10% per annum	Straight line
b)	Other assets

Incorporation costs are not amortized. Franchise licenses are amortized at 10% per annum using the straight-line method.

c)	Revenue recognition

The business involves cashing cheques, making short-term

loans, and sundry financial services. Revenue is recognized when the service has been rendered to the customer at the point of sale in the store. Losses from returned cheques are recorded as bad debts expense in the period that the cheques are returned and recoveries are credited in the period the recovery is made.

d)	Income taxes

The company follows the liability method of tax allocation in accounting for income taxes. Under this method, future tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities, and measured using

11242 Newfoundland Ltd.
Notes to the financial statements
March 31, 2006
the enacted tax rates and laws expected to be in effect when the differences are realized. Future income tax assets are recognized only to the extent that, in the opinion of management, it is more likely than not that the future income tax assets will be realized.

e)	Use of estimates

The preparation of financial statements in accordance with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from management’s best estimates as additional information becomes available in the future.
2.	Due from related corporation

	2006	2005
722906 Ontario Ltd.	$55,353	$—

The amount due is unsecured and non-interest bearing with no set repayment terms. The companies have related shareholders. The amount due is a loan to finance operations of the related company.

3.	Capital assets

	2006			2005
		Accumulated	Net Book	Net Book
	Cost	Depreciation	Value	Value
Equipment	$14,164	$8,564	$5,600	$4,983
Signs	8,064	5,862	2,202	2,752
Computer equipment	26,775	18,415	8,360	9,873
Leasehold improvements	60,387	37,653	22,734	28,772

	$109,390	$70,494	$38,896	$46,380

4.	Franchise license

The franchise license is shown net of accumulated amortization in the amount of $10,863 (2005 — $9,311).

11242 Newfoundland Ltd.
Notes to the financial statements
March 31, 2006
5.	Investment

The investment consists of 1 common share, being 100% of all common shares issued by 10769 Newfoundland Ltd. The investment is recorded at cost.

6.	Due to related parties

	2006	2005
722906 Ontario Limited	$—	$134,892
J. Kilduff	4,425	—
G. Kilduff	42,120	—
A. Kuzyk	52,750	—
Kruze Holdings	4,920	—

	$104,215	$134,892

722906 Ontario Limited has related shareholders. The amounts due are secured by a general security agreement covering all assets of the companies. All amounts due are non-interest bearing with no set repayment terms and the loans were made to finance operations of the company.

7.	Contingent liability

A potential class action suit has been commenced against the company relating to fees charged on short term loans. The likelihood of loss is not determinable and the amount is not reasonably estimable. No accrual has been made in the financial statements.

8.	Lease commitments

The company is committed under an operating lease for its store until May 31, 2009. Future minimum annual lease payments are as follows:

2007	$32,516
2008	32,516
2009	32,516
2010	5,419

11242 Newfoundland Ltd.
Notes to the financial statements
March 31, 2006
9.	Related party transactions

The company paid rent under a sub-lease with 10769 Newfoundland Ltd. during the year in the amount of $32,055 ($32,487 — 2005). 10769 Newfoundland Ltd. is a wholly-owned subsidiary of the company.

The company paid management fees for management services provided by management of related parties during the year as follows:

	2006	2005
Kruze Holdings Ltd.	$21,304	$16,294
G. Kilduff	21,304	16,194

	$42,608	$32,488

722906 ONTARIO LTD.
FINANCIAL STATEMENTS
MARCH 31, 2006

AUDITOR’S REPORT
To the Shareholder,
722906 Ontario Ltd.;
I have audited the balance sheet of 722906 Ontario Ltd. as at March 31, 2006 and the statements of income, retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the company’s management. My responsibility is to express an opinion on these financial statements based on my audit.
I conducted my audit in accordance with Canadian generally accepted auditing standards. Those standards require that I plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
In my opinion, these financial statements present fairly, in all material respects, the financial position of the company as at March 31, 2006 and the results of its operations and its cash flows for the year then ended in accordance with Canadian generally accepted accounting principles.

London, Canada, June 29, 2006	/s/ Robert Wilson Chartered Accountant

722906 ONTARIO LTD.
(Continued under the laws of the Province of Ontario)
BALANCE SHEET AS AT MARCH 31, 2006

	2006	2005
ASSETS
Current
Cash	$1,447,615	$986,960
Loans receivable	226,443	170,808
Income taxes recoverable	3,322	—
Investments (Note 2)	—	25,390
Prepaid expenses	36,644	12,229
Due from related parties (Note 3)	161,471	499,696

	1,875,495	1,695,083

Capital assets (Note 4)	60,942	82,734

Other
Incorporation cost (Note 5)	—	—

	$1,936,437	$1,777,817

LIABILITIES

Current
Accounts payable and accrued liabilities	$27,709	$19,890
Loan payable	—	43,019
Management bonus payable	7,000	62,000
Income taxes payable	—	24,832
Due to related parties (Note 6)	171,760	215,544
Current portion of long-term debt	54,000	54,000

	260,469	419,285

Long-term debt (Note 7)	1,360,899	1,033,299

	1,621,368	1,452,584

SHAREHOLDER’S EQUITY

Share capital
Authorized
An unlimited number of common shares
Issued
2,000 common shares	200	200

Retained earnings	314,869	325,033

	315,069	325,233

	$1,936,437	$1,777,817

See accompanying notes to financial statements.

722906 ONTARIO LTD.
STATEMENT OF RETAINED EARNINGS
FOR THE YEAR ENDED MARCH 31, 2006

	2006	2005
Retained earnings, beginning of year	$325,033	$25,903

Net income for the year	314,836	299,130

	639,869	325,033

Dividends paid	(325,000)	—

Retained earnings, end of year	$314,869	$325,033

See accompanying notes to financial statements.

722906 ONTARIO LTD.
STATEMENT OF INCOME
FOR THE YEAR ENDED MARCH 31, 2006

	2006	2005
Revenue
Commissions	$1,481,471	$1,303,437
Miscellaneous	93,945	75,718

	1,575,416	1,379,155

Operating expenses
Advertising & promotion	51,249	49,750
Bad debts	95,224	51,728
Depreciation and amortization	29,301	32,563
District manager expenses	39,310	33,044
Dues and fees	6,010	3,405
Electricity and heat	13,028	12,892
Franchise royalties	114,252	100,496
Freight and courier	11,610	8,877
Insurance and security	36,182	33,027
Interest and bank charges	47,528	36,582
Management bonus	7,000	62,000
Management fees	129,348	126,812
Management salary	62,462	61,460
Miscellaneous	2,011	4,710
Office expenses	18,698	18,943
Professional fees	158,558	42,876
Rent	46,791	46,816
Repairs and maintenance	11,717	11,716
Travel	13,905	5,323
Telephone	14,647	14,625
Wages and benefits	266,764	225,065

	1,175,595	982,710

Operating income	399,821	396,445

Loss on sale of investments	(1,581)	—
Loss on write-down of investment	—	(12,607)

Income before income taxes	398,240	383,838

Provision for income taxes	83,404	84,708

Net income for the year	$314,836	$299,130

See accompanying notes to financial statements.

722906 ONTARIO LTD.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED MARCH 31, 2006

	2006	2005
Operating activities
Net income for the year	$314,836	$299,130
Items not affecting cash
Depreciation and amortization	29,301	32,563

Cash provided from operations	344,137	331,693

Decrease in non-cash operating working capital	121,427	40,446

Total cash provided by operating activities	465,564	372,139

Investing activities
Purchase of capital assets	(7,509)	(40,610)

Total cash (used for) investing activities	(7,509)	(40,610)

Financing activities
Proceeds from long-term debt	327,600	2,700
Dividends paid	(325,000)	—

Total cash provided by financing activities	2,600	2,700

Increase in cash for the year	460,655	334,229

Cash, beginning of year	986,960	652,731

Cash, end of year	$1,447,615	$986,960

See accompanying notes to financial statements.

722906 ONTARIO LTD.
NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2006

1.	Accounting policies

The following is a summary of the significant accounting policies used in the preparation of these financial statements:
a)	Capital assets

Capital assets are recorded at acquisition cost. Depreciation is provided in the accounts as follows :

Asset	Rate	Basis
Equipment Signs Computer equipmt	20% per annum 20% per annum 30% per annum	Declining balance Declining balance Declining balance
Leasehold improvements	Depreciated over balance of lease.
b)	Revenue recognition

The business involves cashing cheques, making short-term

loans, and sundry financial services. Revenue is recognized when the service has been rendered to the customer at the point of sale in the store. Losses from returned cheques are recorded as bad debts expense in the period that the cheques are returned and recoveries are credited in the period the recovery is made.

c)	Income taxes

The company follows the liability method of tax allocation in accounting for income taxes. Under this method, future tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities, and measured using the enacted tax rates and laws expected to be in effect when the differences are realized. Future income tax assets are recognized only to the extent that, in the opinion of management, it is more likely than not that the future income tax assets will be realized.

d)	Use of estimates

The preparation of financial statements in accordance with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and

722906 Ontario Ltd.
Notes to the financial statements
March 31, 2006
the reported amounts of revenues and expenses during the reporting period. Actual results could differ from management’s best estimates as additional information becomes available in the future.

2.	Short-term investments

Short-term investments are recorded at the lesser of cost and market value. The market value of short-term investments was $0 at March 31, 2006 (2005-$25,390).

3.	Due from related parties

	2006	2005
10768 Newfoundland Ltd.	$—	$134,892
511742 New Brunswick Inc.	—	41,120
602269 New Brunswick Ltd.	90,930	148,703
101034986 Saskatchewan Ltd.	40,626	40,626
3085725 Nova Scotia Ltd.	27,000	27,000
3085726 Nova Scotia Ltd.	2,915	107,355

	$161,471	$499,696

The amounts due from 10768 Newfoundland Ltd. and 511742 New Brunswick Inc. are secured by general security agreements covering all assets of the companies, others are unsecured, all are non-interest bearing with no set repayment terms. The companies have related shareholders. The amounts due are loans to finance operations of the related companies.

4.	Capital assets

	2006			2005
		Accumulated	Net Book	Net Book
	Cost	Depreciation	Value	Value
Equipment	$47,756	$35,500	$12,256	$15,319
Signs	60,323	31,087	29,236	36,544
Computer equipment	59,152	41,970	17,182	18,486
Leasehold improvements	112,232	109,964	2,268	12,385

	$279,463	$218,521	$60,942	$82,734

5.	Incorporation cost

Incorporation cost is shown net of accumulated amortization in the amount of $793 (2005 — $793).

722906 Ontario Ltd.
Notes to the financial statements
March 31, 2006
6.	Due to related parties

	2006	2005
Kruze Holdings	$58,203	$107,772
G. Kilduff	58,203	107,772
10768 Newfoundland Ltd.	55,354	—

	$171,760	$215,544

The amounts due are unsecured, non-interest bearing with no set repayment terms. The companies have related shareholders. The amounts due are loans to finance operations of the related companies.

7.	Long-term debt

	2006	2005
Note payable to Kruze Holdings Ltd., repayable at $13,500 every six months principal plus interest at 10% per annum after default at the lender’s option. Secured by a general security agreement covering all assets of the company.	$62,500	$62,500

Note payable to 1016725 Ontario Ltd., repayable at $13,500 every six months principal plus interest at 10% per annum after default at the lender’s option. Secured by a general security agreement covering all assets of the company.	62,500	62,500

Note payable to 931669 Ontario non-interest bearing with no set repayment terms. Secured by a general security agreement covering all assets of the company.	1,289,899	962,299

	1,414,899	1,087,299

Less current portion	54,000	54,000

	$1,360,899	$1,033,299

722906 Ontario Ltd.
Notes to the financial statements
March 31, 2006
Estimated future principal repayment is as follows:

2007	$54,000
2008 2009	54,000 17,000
2010	—
2011	—
Thereafter	1,289,899
$1,414,899
8.	Related party transactions

The Company has entered into a sub-license agreement with 931669 Ontario Ltd. which owns the common shares of 722906 Ontario Ltd. During 2006 $2,600 was paid to 931669 Ontario Ltd. under the operating sub-license (2005 — $2,700).

The company paid management fees for management services provided by management of related parties during the year as follows:

	2006	2005
Kruze Holdings Ltd.	$58,666	$62,306
G. Kilduff	67,082	49,806

	$125,748	$112,112

931669 Ontario Ltd. is a shareholder of 722906 Ontario Ltd. Kruze Holdings Ltd. and G. Kilduff are shareholders of 931669 Ontario Ltd.

2203850 NOVA SCOTIA LTD.
FINANCIAL STATEMENTS
JULY 31, 2006

537 Cayley Drive
London, Ontario
N6H 3G5
Tel: (519) 641-3585
AUDITOR’S REPORT
To the Shareholder,
2203850 Nova Scotia Ltd.;
I have audited the balance sheet of 2203850 Nova Scotia Ltd. as at July 31, 2006 and the statements of income, retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the company’s management. My responsibility is to express an opinion on these financial statements based on my audit.
I conducted my audit in accordance with Canadian generally accepted auditing standards. Those standards require that I plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
In my opinion, these financial statements present fairly, in all material respects, the financial position of the company as at July 31, 2006 and the results of its operations and its cash flows for the year then ended in accordance with Canadian generally accepted accounting principles.

London, Canada,

September 7, 2006	Chartered Accountant

2203850 NOVA SCOTIA LTD.
(Incorporated under the laws of the Province of Nova Scotia)
BALANCE SHEET AS AT JULY 31, 2006

	2006	2005
ASSETS
Current
Cash	$618,772	$603,161
Loans receivable	250,951	158,262
Advances to shareholder (Note 2)	6,638	3,489
Investments (Note 3)	25,000	90,604
Due from related companies (Note 4)	—	37,500
Prepaid expenses	12,952	12,327

	914,313	905,343

Capital assets (Note 5)	46,438	47,879

Other
Incorporation cost	972	972

	$961,723	$954,194

LIABILITIES
Current
Accounts payable and accrued charges	$34,771	$22,912
Management bonus payable	184,000	21,000
Income tax payable	3,653	10,275
Due to related companies (Note 6)	482,400	853,200

	704,824	907,387

Contingent liability (Note 7)

SHAREHOLDER’S EQUITY
Capital stock
Authorized
40,000 common shares with a par value of $1 per share
Issued
1 common share	1	1
Retained earnings	256,898	46,806

	256,899	46,807

	$961,723	$954,194

See accompanying notes to financial statements.

2203850 NOVA SCOTIA LTD.
STATEMENT OF RETAINED EARNINGS
FOR THE YEAR ENDED JULY 31, 2006

	2006	2005
Balance, beginning of year	$46,806	$20,164

Net income for the year	255,092	226,642

	301,898	246,806

Dividends paid	45,000	200,000

Balance, end of year	$256,898	$46,806

See accompanying notes to financial statements.

2203850 NOVA SCOTIA LTD.
STATEMENT OF INCOME
FOR THE YEAR ENDED JULY 31, 2006

	2006	%	2005	%
Revenue
Commissions	$1,109,757	93.86	$808,364	95.03
Miscellaneous	72,534	6.14	42,310	4.97

	1,182,291	100.00	850,674	100.00

Operating expenses
Advertising & promotion	37,363	3.16	24,517	2.88
Bad debts	105,982	8.96	58,748	6.91
Depreciation and amortization	10,908	0.92	11,101	1.30
District manager expenses	9,810	0.83	12,001	1.41
Dues and fees	2,575	0.22	2,331	0.27
Electricity and heat	8,183	0.69	7,718	0.91
Franchise royalties	98,385	8.32	72,838	8.56
Freight and courier	13,986	1.18	7,406	0.87
Insurance	3,386	0.29	3,067	0.36
Interest and bank charges	26,178	2.21	20,463	2.41
Interest on long-term debt	—	0.00	685	0.08
Management fee	4,200	0.36	4,300	0.51
Management salary	265,663	22.47	98,344	11.56
Municipal taxes	3,484	0.29	3,332	0.39
Office expenses	15,854	1.34	10,535	1.24
Professional fees	51,896	4.39	33,991	4.00
Rent	48,903	4.14	48,581	5.71
Repairs and maintenance	7,180	0.61	5,965	0.70
Security	14,151	1.20	11,459	1.35
Travel	1,360	0.11	6,081	0.71
Telephone	8, 959	0.76	7,935	0.93
Wages and benefits	147,937	12.51	121,092	14.23

	886,343	74.96	572,490	67.29

Operating income	295,948	25.04	278,184	32.71

Gain (loss) on investments	13,330	1.13	(1,011)	0.12

Income before tax	309,278	26.17	277,173	32.59

Income tax provision	54,186	4.58	50,531	5.94

Net income for the year	$255,092	21.59	$226,642	26.65

See accompanying notes to financial statements.

2203850 NOVA SCOTIA LTD.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED JULY 31, 2006

	2006	2005
Operating activities
Net income for the year	$255,092	$226,642
Items not affecting cash
Depreciation and amortization	10,908	11,101

Cash provided by operations	266,000	237,743

(Increase) decrease in non-cash operating working capital	(195,922)	156,981

Total cash provided by operating activities	70,078	394,724

Investing activities
Purchase of fixed assets	(9,467)	(444)

Total cash (used for) investing activities	(9,467)	(444)

Financing activities
Repayment of long-term debt	—	(15,300)
Dividends paid	(45,000)	(200,000)

Total cash (used in) financing activities	(45,000)	(215,300)

Increase in cash for the year	15,611	178,980

Cash, beginning of year	603,161	424,181

Cash, end of year	$618,772	$603,161

See accompanying notes to financial statements.

2203850 NOVA SCOTIA LTD.
NOTES TO THE FINANCIAL STATEMENTS
JULY 31, 2006
The company operates a Money Mart franchise at 3045 Robie Street, Halifax, Nova Scotia.
1.	Accounting policies

The following is a summary of the significant accounting policies used in the preparation of these financial statements:
a)	Capital assets

Capital assets are recorded at acquisition cost. Depreciation is provided in the accounts as follows :

Asset	Rate	Basis
Equipment	20% per annum	Declining balance
Signs	20% per annum	Declining balance
Computer equipmt	30% per annum	Declining balance
Computer software	50% per annum	Straight line
Leasehold improvements	10% per annum	Straight line
b)	Other assets

Incorporation costs are not amortized.

c)	Revenue recognition

The business involves cashing cheques, making short-term loans, and sundry financial services. Revenue is recognized when the service has been rendered to the customer at the point of sale in the store. Losses from returned cheques are recorded as bad debts expense in the period that the cheques are returned and recoveries are credited in the period the recovery is made.

2203850 Nova Scotia Ltd.
Notes to the financial statements
July 31, 2006
d)	Income taxes

The company follows the liability method of tax allocation in accounting for income taxes. Under this method, future tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities, and measured using the enacted tax rates and laws expected to be in effect when the differences are realized. Future income tax assets are recognized only to the extent that, in the opinion of management, it is more likely than not that the future income tax assets will be realized.

e)	Use of estimates

The preparation of financial statements in accordance with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from management’s best estimates as additional information becomes available in the future.
2.	Advances to/from shareholder

Advances to/from shareholder are unsecured, non-interest bearing and have no set repayment terms.

3.	Investments

Investments are recorded at market value. The cost amount is $25,000 (2005 — $103,086).

4.	Due from related companies

	2006	2005
10768 Newfoundland Ltd.	$—	$22,500
1016725 Ontario Ltd.	—	15,000

	$—	$37,500

The shareholder of 2203850 Nova Scotia Ltd. has shares in the related companies. The amounts receivable are unsecured, non-interest bearing, with no set principal repayment terms. The amounts due are loans to finance operations of the related companies.

2203850 Nova Scotia Ltd.
Notes to the financial statements
July 31, 2006
5.	Capital assets

	2006			2005
		Accumulated	Net Book	Net Book
	Cost	Depreciation	Value	Value
Equipment	$23,035	$15,032	$8,003	$4,969
Signs	22,027	15,738	6,289	7,861
Computer equipment	29,129	20,948	8,181	5,624
Computer software	5,939	5,283	656	937
Leasehold improvements	51,795	28,486	23,309	28,488

	$131,925	$85,487	$46,438	$47,879

6.	Due to related companies

	2006	2005
3081219 Nova Scotia Ltd.	$302,400	$853,200
1016725 Ontario Ltd.	180,000	—

	$482,400	$853,200

3081219 Nova Scotia Ltd. owns the shares of 2203850 Nova Scotia Ltd. The amount is secured by a general security agreement covering all assets of the company, non-interest bearing, with no set principal repayment terms. The amount due is a loan to finance operations of the company. 1016725 Ontario Ltd. and 3081219 Nova Scotia Ltd. have common shareholders. The amount payable is unsecured, non-interest bearing, with no set principal repayment terms.

7.	Contingent liability

A class action suit has been commenced against the company relating to fees charged on short term loans. The likelihood of loss is not determinable and the amount is not reasonably estimable. No accrual has been made in the financial statements.

8.	Related party transactions

The Company has entered into a sub-license agreement with 3081219 Nova Scotia Ltd. which owns the common shares of 2203850 Nova Scotia Ltd. During 2006 $4,200 was paid to 3081219 Nova Scotia Ltd. under the operating sub-license (2005 — $4,300).

During 2006 $47,998 was paid to 3052368 Nova Scotia Ltd. as rent under a sub-lease for business premises (2005 — $47,748). The companies are related by common control.

3085726 NOVA SCOTIA LTD.
FINANCIAL STATEMENTS
MARCH 31, 2006

537 Cayley Drive
London, Ontario
N6H 3G5
Tel: (519) 641-3585
AUDITOR’S REPORT
To the Shareholder,
3085726 Nova Scotia Ltd.;
I have audited the balance sheet of 3085726 Nova Scotia Ltd. as at March 31, 2006 and the statements of income, deficit and cash flows for the year then ended. These financial statements are the responsibility of the company’s management. My responsibility is to express an opinion on these financial statements based on my audit.
I conducted my audit in accordance with Canadian generally accepted auditing standards. Those standards require that I plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
In my opinion, these financial statements present fairly, in all material respects, the financial position of the company as at March 31, 2006 and the results of its operations and its cash flows for the year then ended in accordance with Canadian generally accepted accounting principles.

London, Canada,

June 29, 2006	Chartered Accountant

3085726 NOVA SCOTIA LTD.
(Incorporated under the laws of the Province of Nova Scotia)
BALANCE SHEET AS AT MARCH 31, 2006

	2006	2005
ASSETS
Current
Loans receivable	$83,088	$47,583
Future income taxes	15,586	21,677
Prepaid expenses	4,624	4,403
Due from related parties (Note 2)	15,200	—

	118,498	73.663

Capital assets (Note 3)	103,902	111,438

Other
Incorporation cost	2,500	2,500

	$224,900	$187,601

LIABILITIES

Current
Bank overdraft	$202,279	$80,445
Accounts payable and accrued liabilities	24,329	9,159
Due to related parties (Note 4)	2,917	108,862
Current portion of long-term debt	20,700	20,700

	250,225	219,166

Long-term debt (Note 5)	44,850	65,550

	295,075	284,716

SHAREHOLDER’S DEFICIT

Share capital
Authorized
50,000 common shares
Issued
10 common shares	10	10

Deficit	(70,185)	(97,125)

	(70,175)	(97,115)

	$224,900	$187,601

See accompanying notes to financial statements.

3085726 NOVA SCOTIA LTD.
STATEMENT OF DEFICIT
FOR THE YEAR ENDED MARCH 31, 2006

	2006	2005
Balance, beginning of year	$(97,125)	$—

Net income (loss) for the year	26,940	(97,125)

Balance, end of year	$(70,185)	$(97,125)

See accompanying notes to financial statements.

3085726 NOVA SCOTIA LTD.
STATEMENT OF INCOME
FOR THE YEAR ENDED MARCH 31, 2006

	2006	2005
Revenue
Commissions	$442,647	$173,395
Miscellaneous	31,301	11,225

	473,948	184,620

Operating expenses
Advertising & promotion	30,280	17,681
Bad debts	57,080	34,220
Depreciation and amortization	17,653	9,209
District manager expenses	16,817	6,802
Dues and fees	3, 005	1,703
Franchise royalties	39,687	15,521
Freight and courier	4,833	6,521
Insurance and security	15,896	10,764
Interest and bank charges	20,684	11,619
Interest on long-term debt	6,423	6,169
Management fees	15,950	4,600
Management salary	36,205	33,099
Miscellaneous	1,304	149
Office expenses	6,719	16,028
Professional fees	35,230	14,698
Property taxes	4,980	—
Rent	30,972	19,761
Repairs and maintenance	5,116	9,293
Travel	1,095	6,082
Telephone	9,052	10,871
Wages and benefits	81,936	68,632

	440,917	303,422

Income (loss) before income taxes	33,031	(118,802)

Provision for income taxes (recovery)	6,091	(21,677)

Net income (loss) for the year	$26,940	$(97,125)

See accompanying notes to financial statements.

3085726 NOVA SCOTIA LTD.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED MARCH 31, 2006

	2006	2005
Operating activities
Net income (loss) for the year	$26,940	$(97,125)
Items not affecting cash Depreciation and amortization	17,653	9,209

Cash provided by (used in) operations	44,593	(87,916)

(Increase) decrease in non-cash operating working capital	(135,610)	44,358

Total cash (used in) operating activities	(91,017)	(43,558)

Investing activities
Purchase of capital assets	(10,117)	(120,647)
Incorporation cost paid	—	(2,500)

Total cash (used for) investing activities	(10,117)	(123,147)

Financing activities
Proceeds from long-term debt	—	103,500
Repayment of long-term debt	(20,700)	(17,250)
Common shares issued	—	10

Total cash (used in) provided by financing activities	(20,700)	86,260

(Decrease) in cash for the year	(121,834)	(80,445)

Cash (deficiency), beginning of year	(80,445)	—

Cash (deficiency), end of year	$(202,279)	$(80,445)

See accompanying notes to financial statements.

3085726 NOVA SCOTIA LTD.
NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2006
The company operates a Money Mart franchise at 119 Woodlawn Road, Dartmouth, Nova Scotia.
1.	Accounting policies

The following is a summary of the significant accounting policies used in the preparation of these financial statements:
a)	Capital assets

Capital assets are recorded at acquisition cost. Depreciation is provided in the accounts as follows :

Asset	Rate	Basis
Equipment	20% per annum	Declining balance
Signs	20% per annum	Declining balance
Computer equipmt	30% per annum	Declining balance
Leasehold improvements	10% per annum	Straight line
b)	Other assets

Incorporation costs are not amortized.

c)	Revenue recognition

The business involves cashing cheques, making short-term loans, and sundry financial services. Revenue is recognized when the service has been rendered to the customer at the point of sale in the store. Losses from returned cheques are recorded as bad debts expense in the period that the cheques are returned and recoveries are credited in the period the recovery is made.

d)	Income taxes

The company follows the liability method of tax allocation in accounting for income taxes. Under this method, future tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities, and measured using the enacted tax rates and laws expected to be in effect

3085726 Nova Scotia Ltd.
Notes to the financial statements
March 31, 2006
when the differences are realized. Future income tax assets are recognized only to the extent that, in the opinion of management, it is more likely than not that the future income tax assets will be realized.

e)	Use of estimates

The preparation of financial statements in accordance with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from management’s best estimates as additional information becomes available in the future.
2.	Due from related parties

	2006	2005
3085725 Nova Scotia Ltd.	$15,200	$—

The amounts due are secured by a general security agreement covering all assets of the company, non-interest bearing with no set repayment terms. 3085725 Nova Scotia Ltd owns the shares of 3085726 Nova Scotia Ltd. The amounts due are loans to finance operations of the company.

3.	Capital assets

	2006			2005
		Accumulated	Net Book	Net Book
	Cost	Depreciation	Value	Value
Equipment	$11,388	$3,188	$8,200	$10,250
Signs	25,881	7,247	18,634	23,292
Computer equipment	13,806	5,420	8,386	11,172
Leasehold improvements	79,689	11,007	68,682	66,724

	$130,764	$26,862	$103,902	$111,438

3085726 Nova Scotia Ltd.
Notes to the financial statements
March 31, 2006
4.	Due to related parties

	2006	2005
3085725 Nova Scotia Ltd.	$—	$2,100
722906 Ontario Ltd.	2,917	106,762

	$2,917	$108,862

The amounts due are secured by a general security agreement covering all assets of the company, non-interest bearing with no set repayment terms. 722906 Ontario Ltd. has related shareholders. 3085725 Nova Scotia Ltd owns the shares of 3085726 Nova Scotia Ltd. The amounts due are loans to finance operations of the company.

5.	Lonq-term debt

	2006	2005
Term loan payable to the Royal Bank repayable in monthly instalments of $1,725 principal plus interest at prime plus 3% per annum until May, 2009. Secured by a general security agreement covering all assets of the company and by personal guarantees for 25% of the total.	$65,550	$86,250

Less current portion	20,700	20,700

	$44,850	$65,550

Estimated future principal repayment is as follows:

2007	$20,700
2008	20,700
2009	20,700
2010	3,450

$65,550

6.	Related party transactions

The company sub-leased its premises from 3085725 Nova Scotia Ltd. during the 2006 fiscal year for $51,619 (2005 — $32,956). The company sub-leased a franchise operating license from 3085725 Nova Scotia Ltd. during the 2006 fiscal year for $4,700 (2005 — $4,600).

3085726 Nova Scotia Ltd.
Notes to the financial statements
March 31, 2006
7.	Comparative amounts

The company was incorporated on January 20, 2004 and began operations on June 1, 2004. 2005 comparative amounts are for a ten month period.

511742 NEW BRUNSWICK INC
FINANCIAL STATEMENTS
MARCH 31, 2006

537 Cayley Drive
London, Ontario
N6H 3G5
Tel: (519) 641-3585
AUDITOR’S REPORT
To the Shareholder,
511742 New Brunswick Inc.;
I have audited the balance sheet of 511742 New Brunswick Inc. as at March 31, 2006 and the statements of income, retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the company’s management. My responsibility is to express an opinion on these financial statements based on my audit.
I conducted my audit in accordance with Canadian generally accepted auditing standards. Those standards require that I plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
In my opinion, these financial statements present fairly, in all material respects, the financial position of the company as at March 31, 2006 and the results of its operations and its cash flows for the year then ended in accordance with Canadian generally accepted accounting principles.

London, Canada,

June 29, 2006	Chartered Accountant

511742 NEW BRUNSWICK INC.
(Incorporated under the laws of the Province of New Brunswick)
BALANCE SHEET AS AT MARCH 31, 2006

	2006	2005
ASSETS
Current
Cash	$262,435	$217,788
Loans receivable	243,066	164,786
Prepaid deposit	—	20,000
Prepaid expenses	7,545	6,793

	513,046	409,367

Capital assets (Note 2)	25,588	40,639

Other
Incorporation cost	1,300	1,300

	$539,934	$451,306

LIABILITIES

Current
Accounts payable and accrued liabilities	$15,857	$9,945
Income taxes payable	3,377	5,925
Due to related parties (Note 3)	333,400	224,320

	352,634	240,190

Contingent liability (Note 4)

SHAREHOLDERS’ EQUITY

Share capital
Authorized
An unlimited number of common shares
Issued
100 common shares	100	100

Retained earnings	187,200	211,016

	187,300	211,116

	$539,934	$451,306

See accompanying notes to financial statements.

511742 NEW BRUNSWICK INC.
STATEMENT OF RETAINED EARNINGS
FOR THE YEAR ENDED MARCH 31, 2006

	2006	2005
Balance, beginning of year	$211,016	$50,100

Net income for the year	186,184	160,916

	397,200	211,016

Dividends paid	(210,000)	—

Balance, end of year	$187,200	$211,016

See accompanying notes to financial statements.

511742 NEW BRUNSWICK INC.
STATEMENT OF INCOME
FOR THE YEAR ENDED MARCH 31, 2006

	2006	2005
Revenue
Commissions	$732,086	$613,106
Miscellaneous	32,358	24,268

	764,444	637,374

Operating expenses
Advertising & promotion	28,799	30,613
Bad debts	80,885	51,719
Depreciation and amortization	18,131	18,120
District manager expenses	15,582	18,744
Dues and fees	3,005	1,703
Electricity and heat	11,276	10,179
Franchise royalties	55,432	46,103
Freight and courier	7,442	8,040
Insurance and security	14,229	13,467
Interest and bank charges	26,290	20,486
Interest on long-term debt	—	407
Management fees	41,300	34,500
Management salary	36,522	34,327
Miscellaneous	121	81
Office expenses	6,920	7,695
Professional fees	47,764	19,877
Rent	28,382	21,321
Repairs and maintenance	5,824	10,434
Travel	1,280	6,253
Telephone	11,538	9,135
Wages and benefits	103,247	81,967

	543,969	445,171

Income before income taxes	220,475	192,203

Provision for income taxes	34,291	31,287

Net income for the year	$186,184	$160,916

See accompanying notes to financial statements.

511742 NEW BRUNSWICK INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED MARCH 31, 2006

	2006	2005
Operating activities
Net income for the year	$186,184	$160,916
Items not affecting cash
Gain on sale of assets	—	—
Depreciation and amortization	18,131	18,120

Cash provided by operations	204,315	179,036

Decrease (increase) in non-cash operating working capital	53,412	(132,755)

Total cash provided by operating activities	257,727	46,281

Investing activities
Purchase of capital assets	(3,080)	(19,341)

Total cash (used for) investing activities	(3,080)	(19,341)

Financing activities
Repayment of long-term debt	—	(13,791)
Dividends paid	(210,000)	—

Total cash (used for) financing activities	(210,000)	(13,791)

Increase in cash for the year	44,647	13,149

Cash, beginning of year	217,788	204,639

Cash, end of year	$262,435	$217,788

See accompanying notes to financial statements.

511742 NEW BRUNSWICK INC.
NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2006
The company operates a Money Mart franchise at 378 Rothesay Ave., St. John, New Brunswick.
1.	Accounting policies

The following is a summary of the significant accounting policies used in the preparation of these financial statements:
a)	Capital assets

Capital assets are recorded at acquisition cost. Depreciation is provided in the accounts as follows :

Asset	Rate	Basis
Equipment	20% per annum	Declining balance
Signs	20% per annum	Declining balance
Computer equipmt	30% per annum	Declining balance
Leasehold improvements	20% per annum	Straight line
b)	Other assets

Incorporation costs are not amortized.

Franchise fees are amortized at 10% per annum using the straight-line method.

c)	Revenue recognition

The business involves cashing cheques, making short-term loans, and sundry financial services. Revenue is recognized when the service has been rendered to the customer at the point of sale in the store. Losses from returned cheques are recorded as bad debts expense in the period that the cheques are returned and recoveries are credited in the period the recovery is made.

d)	Income taxes

The company follows the liability method of tax allocation in accounting for income taxes. Under this method, future tax assets and liabilities are determined based on differences between the financial reporting and

511742 New Brunswick Inc.
Notes to the financial statements
March 31, 2006
tax bases of assets and liabilities, and measured using the enacted tax rates and laws expected to be in effect when the differences are realized. Future income tax assets are recognized only to the extent that, in the opinion of management, it is more likely than not that the future income tax assets will be realized.
e)	Use of estimates

The preparation of financial statements in accordance with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from management’s best estimates as additional information becomes available in the future.
2.	Capital assets

	2006			2005
		Accumulated	Net Book	Net Book
	Cost	Depreciation	Value	Value
Equipment	$19,380	$9,668	$9,712	$10,252
Signs	23,309	15,898	7,411	9,263
Computer equipment	22,653	14,188	8,465	10,390
Leasehold improvements	$56,948	56,948	—	10,734

	$122,290	$96,702	$25,588	$40,639

3.	Due to related parties

	2006	2005
722906 Ontario Ltd.	$—	$41,120
2203850 Nova Scotia Ltd.	—	22,500
Kruze Holdings Ltd.	—	15,000
E . Kuzyk	—	25,000
D. Orr	2,500	2,500
603000 New Brunswick Inc.	330,900	118,200

	$333,400	$224,320

The amounts due to 722906 Ontario Ltd. and 603000 New Brunswick Inc. are secured by a general security agreement covering all assets of the companies, others are unsecured and non-interest bearing with no set repayment terms with the exception of the loan from E. Kuzyk which bears interest. The parties are related to shareholders of 511742 New Brunswick Inc. The amounts due are loans to finance operations of the company.

511742 New Brunswick Inc.
Notes to the financial statements
March 31, 2006
4.	Contingent liability

A potential class action suit has been commenced against the company relating to fees charged on short term loans. The likelihood of loss is not determinable and the amount is not reasonably estimable. No accrual has been made in the financial statements.

5.	Related party transactions

The Company has entered into sub-license and sub-lease agreements with 603000 New Brunswick Inc. which owns the common shares of 511742 New Brunswick Inc.

During 2006 $2,700 was paid to 603000 New Brunswick Inc. under the operating sub-license (2005 — $2,500) and $28,175 under the sub-lease (2005 — $20,700).

The company paid management fees for management services provided by management of related parties during the year as follows:

	2006	2005
Kruze Holdings Ltd.	$19,340	$16,050
G. Kilduff	19,260	15,950

	$38,600	$32,000

602269 NEW BRUNSWICK INC
FINANCIAL STATEMENTS
MARCH 31, 2006

537 Cayley Drive
London, Ontario
N6H 3G5
Tel: (519) 641-3585
AUDITOR’S REPORT
To the Shareholder,
602269 New Brunswick Inc.;
I have audited the balance sheet of 602269 New Brunswick Inc. as at March 31, 2006 and the statements of income, deficit and cash flows for the year then ended. These financial statements are the responsibility of the company’s management. My responsibility is to express an opinion on these financial statements based on my audit.
I conducted my audit in accordance with Canadian generally accepted auditing standards. Those standards require that I plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
In my opinion, these financial statements present fairly, in all material respects, the financial position of the company as at March 31, 2006 and the results of its operations and its cash flows for the year then ended in accordance with Canadian generally accepted accounting principles.

London, Canada,

June 29, 2006	Chartered Accountant

602269 NEW BRUNSWICK INC.
(Incorporated under the laws of the Province of New Brunswick)
BALANCE SHEET AS AT MARCH 31, 2006

	2006	2005
ASSETS
Current
Loans receivable	$114,805	$83,094
Future income taxes	—	7,527
Prepaid expenses	4, 579	24,537

	119,384	115,158

Capital assets (Note 2)	54,125	67,861

Other
Incorporation cost	2,786	2,786

	$176,295	$185,805

LIABILITIES
Current
Bank overdraft	$35,297	$64,185
Accounts payable and accrued liabilities	13,051	8,409
Income tax payable	7,250	—
Due to related parties (Note 3)	103,530	156,703
Current portion of long-term debt	16,728	16,728

	175,856	246,025

Long-term debt (Note 4)	9,512	26,240

	185,368	272,265

Contingent liability (Note 5)

SHAREHOLDER’S DEFICIT

Share capital
Authorized
An unlimited number of common shares
Issued
100 common shares	100	100

Deficit	(9,173)	(86,560)

	(9,073)	(86,460)

	$176,295	$185,805

See accompanying notes to financial statements.

602269 NEW BRUNSWICK INC.
STATEMENT OF DEFICIT
FOR THE YEAR ENDED MARCH 31, 2006

	2006	2005
Balance, beginning of year	$(86,560)	$(129,678)

Net income for the year	77,387	43,118

Balance, end of year	$(9,173)	$(86,560)

See accompanying notes to financial statements.

602269 NEW BRUNSWICK INC.
STATEMENT OF INCOME
FOR THE YEAR ENDED MARCH 31, 2006

	2006	2005
Revenue
Commissions	$605,705	$513,815
Miscellaneous	39,551	27,602

	645,256	541,417

Operating expenses
Advertising & promotion	26,252	26,087
Bad debts	88,228	107,346
Depreciation and amortization	15,069	16,238
District manager expenses	21,248	20,364
Dues and fees	3,005	1,803
Electricity and heat	7,918	7,904
Franchise royalties	53,743	45,136
Freight and courier	7, 158	7,456
Insurance and security	14,408	15,189
Interest and bank charges	31,108	27,261
Interest on long-term debt	2,667	3,659
Management fees	10,807	10,494
Management salary	31,284	31,729
Miscellaneous	140	1,695
Office expenses	7,540	5,399
Professional fees	44,792	18,814
Rent	27,608	26,884
Repairs and maintenance	5,024	5,929
Travel	12,711	9,446
Telephone	10,673	11,550
Wages and benefits	131,709	88,745

	553,092	489,128

Income before income taxes	92,164	52,289

Provision for income taxes	14,777	9,171

Net income for the year	$77,387	$43,118

See accompanying notes to financial statements.

602269 NEW BRUNSWICK INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED MARCH 31, 2006

	2006	2005
Operating activities
Net income for the year	$77,387	$43,118
Items not affecting cash
Gain on sale of assets	—	—
Depreciation and amortization	15,069	16,238

Cash provided by operations	92,456	59,356

(Increase) in non-cash operating working capital	(45,507)	(26,806)

Total cash provided by operating activities	46,949	32,550

Investing activities
Purchase of capital assets	(1,333)	(5,065)

Total cash (used for) investing activities	(1,333)	(5,065)

Financing activities
Repayment of long-term debt	(16,728)	(16,728)

Total cash (used in) financing activities	(16,728)	(16,728)

Increase in cash for the year	28,888	10,757

Cash (deficiency), beginning of year	(64,185)	(74,942)

Cash (deficiency), end of year	$(35,297)	$(64,185)

See accompanying notes to financial statements.

602269 NEW BRUNSWICK INC.
NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2006
The company operates a Money Mart franchise at 9 Champlain Street, Dieppe, New Brunswick.
1.	Accounting policies

The following is a summary of the significant accounting policies used in the preparation of these financial statements:
a)	Capital assets

Capital assets are recorded at acquisition cost. Depreciation is provided in the accounts as follows :

Asset	Rate	Basis
Equipment	20% per annum	Declining balance
Signs	20% per annum	Declining balance
Computer equipmt	30% per annum	Declining balance
Leasehold improvements	1/7 per annum	Straight line
b)	Other assets

Incorporation costs are not amortized.

c)	Revenue recognition

The business involves cashing cheques, making short-term loans, and sundry financial services. Revenue is recognized when the service has been rendered to the customer at the point of sale in the store. Losses from returned cheques are recorded as bad debts expense in the period that the cheques are returned and recoveries are credited in the period the recovery is made.

d)	Income taxes

The company follows the liability method of tax allocation in accounting for income taxes. Under this method, future tax assets and liabilities are determined based on differences between the financial reporting and

602269 New Brunswick Inc.
Notes to the financial statements
March 31, 2006
tax bases of assets and liabilities, and measured using the enacted tax rates and laws expected to be in effect when the differences are realized. Future income tax assets are recognized only to the extent that, in the opinion of management, it is more likely than not that the future income tax assets will be realized.

e)	Use of estimates

The preparation of financial statements in accordance with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from management’s best estimates as additional information becomes available in the future.
2.	Capital assets

	2006			2005
		Accumulated	Net Book	Net Book
	Cost	Depreciation	Value	Value
Equipment	$14,043	$6,905	$7,138	$8,638
Signs	19,657	10,141	9,516	11,894
Computer equipment	18,668	11,084	7,584	9,522
Leasehold improvements	55,443	25,556	29,887	37,807

	$107,811	$53,686	$54,125	$67,861

3.	Due to related parties

	2006	2005
722906 Ontario Ltd.	$90,930	$148,703
602268 New Brunswick Inc.	12,600	8, 000

	$103,530	$156,703

The amounts due are secured by a general security agreement covering all assets of the companies, non-interest bearing with no set repayment terms.

602268 New Brunswick Inc. owns the shares of 602269 New Brunswick Inc. 722906 Ontario Ltd. has shareholders who are related to shareholders of 602268 New Brunswick Inc. The amounts due are loans to finance operations of the company.

602269 New Brunswick Inc.
Notes to the financial statements
March 31, 2006
4.	Long-term debt

	2006	2005
Term loan payable to the Royal Bank repayable in monthly instalments of $1,367 principal plus interest at prime plus 3% per annum until November, 2007. Secured by a general security agreement covering all assets of the company and by personal guarantees for 25% of the total.	$26,240	$42,968

Less current portion	16,728	16,728

	$9,512	$26,240

Estimated future principal repayment is as follows:

2007	$16,728
2008	9.512

$26,240

5.	Contingent liability

A potential class action suit has been commenced against the company relating to fees charged on short term loans. The likelihood of loss is not determinable and the amount is not reasonably estimable. No accrual has been made in the financial statements.

6.	Lease commitment

The company is committed under an operating lease for its store location at 9 Champlain St., Dieppe, NB from October 1, 2002 until September 30, 2009. Minimum future lease payments are $15,540 plus HST per annum for years one through 5 and $16,835 plus HST for years six and seven.

7.	Related party transactions

The Company has entered into sub-license and sub-lease agreements with 602268 New Brunswick Inc. which owns the common shares of 602269 New Brunswick Inc.

During 2006 $27,163 was paid to 602268 New Brunswick Inc. under the sub-lease ($26,884 — 2005) and $4,600 under the operating sub-license ($6,000 — 2005).

10768 NEWFOUNDLAND LTD.
FINANCIAL STATEMENTS
MARCH 31, 2006

537 Cayley Drive
London, Ontario
N6H 3G5
Tel: (519) 641-3585
AUDITOR’S REPORT
To the Shareholder,
10768 Newfoundland Ltd.;
I have audited the balance sheet of 10768 Newfoundland Ltd. as at March 31, 2006 and the statements of income, retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the company’s management. My responsibility is to express an opinion on these financial statements based on my audit.
I conducted my audit in accordance with Canadian generally accepted auditing standards. Those standards require that I plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
In my opinion, these financial statements present fairly, in all material respects, the financial position of the company as at March 31, 2006 and the results of its operations and its cash flows for the year then ended in accordance with Canadian generally accepted accounting principles.

London, Canada,

June 29, 2006	Chartered Accountant

10768 NEWFOUNDLAND LTD.
(Incorporated under the laws of the Province of Newfoundland)
BALANCE SHEET AS AT MARCH 31, 2006

	2006	2005
ASSETS
Current
Cash	$416,327	$333,457
Loans receivable	167,746	156,174
Income tax refundable	—	7,339
Prepaid expenses	4,961	24,824
Due from related corporation (Note 2)	55,353	—

	644,387	521,794

Capital assets (Note 3)	38,896	46,380

Other
Incorporation cost	1,280	1,280

Investment (Note 4)	1	1

	$684,564	$569,455

LIABILITIES
Current
Accounts payable and accrued liabilities	$13,912	$7,844
Income tax payable	1,914	—
Management bonus payable	239,000	164,000
Due to related parties (Note 5)	378,215	407,292

	633,041	579,136

Contingent liability (Note 6)

SHAREHOLDER’S EQUITY
Share capital
Authorized
An unlimited number of common shares
Issued
100 common shares	100	100

Retained earnings	51,423	(9,781)

	51,523	(9,681)

	$684,564	$569,455

See accompanying notes to financial statements.

10768 NEWFOUNDLAND LTD.
STATEMENT OF RETAINED EARNINGS
FOR THE YEAR ENDED MARCH 31, 2006

	2006	2005
Balance, beginning of year	$(9,781)	$1,351

Net income for the year	61,204	395,868

	51,423	397,219

Dividends paid	—	(407,000)

Balance, end of year	$51,423	$(9,781)

See accompanying notes to financial statements.

10768 NEWFOUNDLAND LTD.
STATEMENT OF INCOME
FOR THE YEAR ENDED MARCH 31, 2006

	2006	2005
Revenue
Commissions	$788,401	$647,888
Miscellaneous	51,751	46,035

	840,152	693,923

Operating expenses
Advertising & promotion	35,500	40,579
Bad debts	52,117	51,624
Depreciation and amortization	10,980	11,644
District manager expenses	15,594	16,171
Dues and fees	3,229	2,014
Electricity and heat	7,424	7,617
Franchise royalties	61,021	50,444
Freight and courier	5,959	6,430
Insurance and security	15,622	13,538
Interest and bank charges	23,681	18,457
Management fees	44,209	33,887
Management bonus	239,000	164,000
Management salary	43,016	39,674
Miscellaneous	1,791	—
Municipal taxes	2,761	2,761
Office expenses	8,378	7,477
Professional fees	46,507	19,290
Rent	32,055	32,487
Repairs and maintenance	4,081	2,491
Travel	1,048	5,673
Telephone	7,523	8,460
Wages and benefits	103,585	93,695

	765,081	628,413

Income from operations	75,071	65,510

Gain on sale of assets	—	342,244

Income before income taxes	75,071	407,754

Provision for income taxes	13,867	11,886

Net income for the year	$61,204	$395,868

See accompanying notes to financial statements.

10768 NEWFOUNDLAND LTD.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED MARCH 31, 2006

	2006	2005
Operating activities
Net income for the year	$61,204	$395,868
Items not affecting cash
Gain on sale of assets	—	(342,244)
Depreciation and amortization	10,980	11,644

Cash provided by operations	72,184	65,268

Decrease in non-cash operating working capital	14,182	72,535

Total cash provided by operating activities	86,366	137,803

Investing activities
Sale of franchise license	—	350,000
Purchase of capital assets	(3,496)	(2,597)

Total cash (used for) provided by investing activities	(3,496)	347,403

Financing activities
Dividends paid	—	(407,000)

Total cash (used for) financing activities	—	(407,000)

Increase in cash for the year	82,870	78,206

Cash, beginning of year	333,457	255,251

Cash, end of year	$416,327	$333,457

See accompanying notes to financial statements.

10768 NEWFOUNDLAND LTD.
NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2006

The company operates a Money Mart Franchise at 336 Freshwater Road, St. John’s, Newfoundland.
1.	Accounting policies

The following is a summary of the significant accounting policies used in the preparation of these financial statements:
a)	Capital assets

Capital assets are recorded at acquisition cost. Depreciation is provided in the accounts as follows :

Asset	Rate	Basis
Equipment	20% per annum	Declining balance
Signs	20% per annum	Declining balance
Computer equipmt	30% per annum	Declining balance
Leasehold improvements	10% per annum	Straight line
b)	Other assets

Incorporation costs are not amortized. Franchise fees are amortized at 10% per annum using the straight-line method.

c)	Revenue recognition

The business involves cashing cheques, making short-term loans, and sundry financial services. Revenue is recognized when the service has been rendered to the customer at the point of sale in the store. Losses from returned cheques are recorded as bad debts expense in the period that the cheques are returned and recoveries are credited in the period the recovery is made.

d)	Income taxes

The company follows the liability method of tax allocation in accounting for income taxes. Under this method, future tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities, and measured using

10768 Newfoundland Ltd.
Notes to the financial statements
March 31, 2006
the enacted tax rates and laws expected to be in effect when the differences are realized. Future income tax assets are recognized only to the extent that, in the opinion of management, it is more likely than not that the future income tax assets will be realized.
e)	Use of estimates

The preparation of financial statements in accordance with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from management’s best estimates as additional information becomes available in the future.
2.	Due from related corporation

	2006	2005
722906 Ontario Ltd.	$55,353	$—

The amount due is unsecured and non-interest bearing with no set repayment terms. The companies have related shareholders. The amount due is a loan to finance operations of the related company.
3.	Capital assets

	2006			2005
		Accumulated	Net Book	Net Book
	Cost	Depreciation	Value	Value
Equipment	$14,164	$8,564	$5,600	$4,983
Signs	8,064	5,862	2,202	2,752
Computer equipment	26,775	18,415	8,360	9,873
Leasehold improvements	60,387	37,653	22,734	28,772

	$109,390	$70,494	$38,896	$46,380

4.	Investment

The investment consists of 1 common share, being 100% of all common shares issued by 10769 Newfoundland Ltd. The investment is recorded at cost.

10768 Newfoundland Ltd.
Notes to the financial statements
March 31, 2006
5.	Due to related parties

	2006	2005
722906 Ontario Limited	$—	$134,892
11242 Newfoundland Ltd	274,000	272,400
J. Kilduff	4,425	—
G. Kilduff	42, 120	—
A. Kuzyk	52,750	—
Kruze Holdings	4,920	—

	$378,215	$407,292

722906 Ontario Limited has related shareholders. 11242 Newfoundland owns the shares of 10768 Newfoundland Ltd. The amounts due are secured by a general security agreement covering all assets of the companies. All amounts due are non-interest bearing with no set repayment terms and the loans were made to finance operations of the company.
6.	Contingent liability

A potential class action suit has been commenced against the company relating to fees charged on short term loans. The likelihood of loss is not determinable and the amount is not reasonably estimable. No accrual has been made in the financial statements.

7.	Related party transactions

The company paid rent under a sub-lease with 10769 Newfoundland Ltd. during the year in the amount of $32,055 ($32,487 — 2005). 10769 Newfoundland Ltd. is a wholly-owned subsidiary of the company.

The company sold its franchise operating rights to 11242 Newfoundland Ltd. during 2005 for $350,000 which was paid with shares of the purchaser. The transaction was recorded at the exchange amount and a gain of $342,244 was recorded on the sale. The Company has entered into a sub-license agreement with 11242 Newfoundland Ltd. which owns the common shares of 10768 Newfoundland Ltd. During 2006 $1,600 was paid to 11242 Newfoundland Ltd. under the operating sub-license (2005 — $1,400).

10768 Newfoundland Ltd.
Notes to the financial statements
March 31, 2006
The company paid management fees for management services provided by management of related parties during the year as follows:

	2006	2005
Kruze Holdings Ltd.	$21,304	$16,294
G. Kilduff	21,304	16,194

	$42,608	$32,488

(b) Pro Forma Financial Statements
     The following unaudited pro forma condensed consolidated financial information is filed as part of this Current Report on Form 8-K/A:
•	Dollar Financial Corp. Unaudited Pro Forma Combined Balance Sheet as of September 30, 2006.
•	Dollar Financial Corp. Unaudited Pro Forma Combined Statement of Operations for the three months ended September 30, 2006.
•	Dollar Financial Corp. Unaudited Pro Forma Combined Statement of Operations for the year ended June 30, 2006.
The following unaudited pro forma combined financial statements set forth herein give effect to the acquisition by Dollar Financial Corp. (the “Company”), through a wholly owned subsidiary of Dollar Financial Group, Inc. of substantially all of the assets of 764815 Ontario Inc.1556911 Ontario Limited, 6052746 Canada Inc. (collectively “Robertson”), Canadian Capital Corp. (“CCC”), 729648 B.C. Ltd.,1204594 Alberta Ltd., 360788 B.C. Ltd., 1008485 Alberta Ltd., 769515 Alberta Ltd., 815028 Alberta Inc., 632758 Alberta Ltd. (collectively “Franchuk”), Jenica Holdings Inc. (“Jenica”), 931669 Ontario Limited, 3081219 Nova Scotia Ltd., 3085725 Nova Scotia Ltd., 603000 N.B. Inc., 602268 N.B. Inc., 11242 Newfoundland Limited, 722906 Ontario Limited, 2203850 Nova Scotia Limited, 3085726 Nova Scotia Limited, 511742 N.B. Inc., 602269 N.B. Inc., 10768 Newfoundland Limited (collectively “Kilduff/Kuzyk”). The unaudited pro forma combined statements of operations for the three months ended September 30, 2006 and the year ended June 30, 2006 assume that this acquisition had occurred as of the beginning of the periods presented. The unaudited pro forma combined balance sheet as of September 30, 2006 gives effect to the acquisition as if it occurred on September 30, 2006. See notes to the unaudited pro forma combined financial statements for further explanation of these transactions. In addition, all information for the acquired entities has been presented from the historical Canadian financial statements prepared on the basis of accounting principles generally accepted in Canada. Such financial statements do not differ significantly from financial statements prepared on the basis of U.S. generally accepted accounting principles.

DOLLAR FINANCIAL CORP.
UNAUDITED PRO FORMA
COMBINED BALANCE SHEET
September 30, 2006
(In thousands)

								Pro Forma
	Historical (b)						Pro Forma	as
	DFC	Robertson	CCC	Franchuk	Jenica	Kilduff/Kuzyk	Adjustments (a)	Adjusted

Assets
Cash and cash equivalents	$120,377	$4,687	$2,348	$811	$4,243	$4,174	$—	$136,640
Loans receivable, net	61,157	1,662	2,213	878	1,387	2,054	—	69,351
Accounts receivable and other receivables	17,873	—	2,250	13	—	759	(3,023)	17,872
Property and equipment, net	41,238	1,259	1,377	414	518	543	—	45,349
Goodwill and other intangibles, net	219,751	412	247	91	808	106	106,640 (h)	328,055
Prepaid expenses and other assets	19,545	511	4,408	1,252	238	171	(5,868)	20,257

Total assets	$479,941	$8,531	$12,843	$3,459	$7,194	$7,807	$97,749	$617,524

Liabilities and shareholders’ equity
Accounts payable and accrued expenses	$83,765	$7,445	$11,656	$906	$6,238	$2,295	$(26,246)	$86,059
Revolving credit facility	32,700	—	1,058	175	—	277	(1,510)	32,700
Long-term debt	201,508	—	—	1,982	—	709	132,598 (i)	336,797
Shareholders’ equity	161,968	1,086	129	396	956	4,526	(7,093)	161,968

Total liabilities and shareholders’ equity	$479,941	$8,531	$12,843	$3,459	$7,194	$7,807	$97,749	$617,524

DOLLAR FINANCIAL CORP.
UNAUDITED PRO FORMA COMBINED
STATEMENT OF OPERATIONS
THREE MONTHS ENDED SEPTEMBER 30, 2006
(In thousands)

									Pro Forma
	Historical (b)						Pro Forma		as
	DFC	Robertson	CCC	Franchuk	Jenica	Kilduff/Kuzyk	Adjustments (a)		Adjusted

Revenues:
Check cashing	$38,389	$1,231	$835	$430	$767	$229	$—		$41,881
Consumer lending:
Fees from consumer lending	48,825	1,305	2,061	543	1,349	898	—		54,981
Provision for loan losses and adjustment to servicing revenue	(9,572)	(157)	(247)	(65)	(117)	(108)	—		(10,266)

Consumer lending, net	39,253	1,148	1,814	478	1,232	790	—		44,715
Money transfer fees	4,667	350	133	61	100	11	—		5,322
Other	9,404	339	261	57	161	100	(856	)(d)	9,466

Total revenues	91,713	3,068	3,043	1,026	2,260	1,130	(856)		101,384
Store and regional expenses:
Salaries and benefits	28,968	1,567	930	506	1,202	170	(2,002	)(e)	31,341
Occupancy	7,652	226	209	33	142	59	—		8,321
Depreciation	2,054	109	67	16	39	24	—		2,309
Returned checks, net and cash shortages	3,632	24	39	74	38	30	—		3,837
Telephone and telecommunication	1,544	—	—	—	—	—	—		1,544
Advertising	2,262	100	84	22	64	48	—		2,580
Bank charges and armored carrier services	2,268	59	55	53	—	36	—		2,471
Other	9,463	907	582	271	562	378	(856	)(d)	11,307

Total store and regional expenses	57,843	2,992	1,966	975	2,047	745	(2,858)		63,710

Store and regional margin	33,870	76	1,077	51	213	385	2,002		37,674

Corporate and other expenses:
Corporate expenses	12,833	—	—	—	—	—	—		12,833
Other depreciation and amortization	830	—	—	—	—	—	—		830
Interest expense, net	6,302	7	104	13	18	—	2,626	(f)	9,070
Loss on extinguishment of debt	7,987	—	—	—	—	—	—		7,987
Other, net	88	—	—	—	—	—	—		88

Income before income taxes	5,830	69	973	38	195	385	(624)		6,866
Income tax provision (benefit)	7,574	12	310	11	10	38	(6	)(g)	7,949

Net (loss) income	$(1,744)	$57	$663	$27	$185	$347	$(618)		$(1,083)

Net income (loss) per share:
Basic	$(0.07)								$(0.05)
Diluted	$(0.07)								$(0.05)
Weighted average shares outstanding:
Basic	23,300,313								23,300,313
Diluted	23,420,534								23,420,534

DOLLAR FINANCIAL CORP.
UNAUDITED PRO FORMA COMBINED
STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 2006
(In thousands)

									Pro Forma
	Historical (c)						Pro Forma		as
	DFC	Robertson	CCC	Franchuk	Jenica	Kilduff/Kuzyk	Adjustments (a)		Adjusted

Revenues:
Check cashing	$142,470	$4,923	$3,341	$1,720	$3,067	$917	$—		$156,438
Consumer lending:
Fees from consumer lending	162,588	5,219	8,242	2,172	5,397	3,592	—		187,210
Provision for loan losses and adjustment to servicing revenue	(30,367)	(626)	(989)	(260)	(468)	(431)	—		(33,141)

Consumer lending, net	132,221	4,593	7,253	1,912	4,929	3,161	—		154,069
Money transfer fees	17,205	1,399	530	243	399	44	—		19,820
Other	36,625	1,354	1,044	226	642	401	(3,423	)(d)	36,869

Total revenues	328,521	12,269	12,168	4,101	9,037	4,523	(3,423)		367,196
Store and regional expenses:
Salaries and benefits	106,823	6,269	3,720	2,024	4,808	679	(8,006	)(e)	116,317
Occupancy	27,914	902	835	133	568	234	—		30,586
Depreciation	7,834	436	269	62	154	94	—		8,849
Returned checks, net and cash shortages	11,883	95	154	297	153	118	—		12,700
Telephone and telecommunication	5,800	—	—	—	—	—	—		5,800
Advertising	8,197	400	334	88	257	190	—		9,466
Bank charges and armored carrier services	8,844	237	220	211	1	143	—		9,656
Other	34,300	3,629	2,326	1,082	2,247	1,513	(3,423	)(d)	41,674

Total store and regional expenses	211,595	11,968	7,858	3,897	8,188	2,971	(11,429)		235,048

Store and regional margin	116,926	301	4,310	204	849	1,552	8,006		132,242

Corporate and other expenses:
Corporate expenses	41,784	—	—	—	—	—	—		41,784
Other depreciation and amortization	3,655	—	—	—	—	—	—		3,655
Interest expense, net	29,702	27	417	53	71	—	9,230	(f)	39,500
Loss on extinguishment of debt	5,800	—	—	—	—	—	—		5,800
Other, net	1,506	—	—	—	—	—	—		1,506

Income before income taxes	34,479	274	3,893	151	778	1,552	(1,224)		39,903
Income tax provision (benefit)	27,514	47	1,241	42	39	152	432	(g)	29,467

Net (loss) income	$6,965	$227	$2,652	$109	$739	$1,400	$(1,656)		$10,436

Net Income (loss) per share:
Basic	$0.38								$0.57
Diluted	$0.37								$0.56
Weighted average shares outstanding:
Basic	18,280,131								18,280,131
Diluted	18,722,753								18,722,753

Acquisition
The aggregate purchase price for the acquisition of substantially all of the assets of 82 retail stores owned and operated by five National Money Mart franchisees (the “Acquisition”) was C$150.9 million (US$135.3 million). The Company’s Canadian Term Facility was used to fund the Acquisition.
The pro forma adjustments are based upon available information and upon certain assumptions that the Company believes are reasonable. The unaudited combined pro forma financial statements are provided for informational purposes only and are not necessarily indicative of the Company’s results of operations that would actually have been obtained had this acquisition been completed as of the beginning of the periods presented, or that may be obtained in the future.
(a)	Under U.S. generally accepted accounting principles, this acquisition will be accounted for using the purchase method of accounting and, as such, the assets and liabilities of 82 acquired stores will be recorded upon acquisition at their estimated fair values. The actual purchase accounting adjustments reflected in the unaudited pro forma combined balance sheet are based on the estimated fair values of the assets acquired as if they occurred on September 30, 2006. Increases or decreases in the fair value of assets acquired or liabilities assumed as compared to the information included in this document may change the amount of purchase prices allocated to goodwill. The unaudited pro forma combined statements of operations give effect to the transactions as if they occurred at the beginning of the periods presented.

(b)	Represents the historical consolidated financial statements of the Company as of and for the three months ended September 30, 2006.

(c)	Represents the historical consolidated financial statements of the Company for the year ended June 30, 2006.

(d)	Reflects the elimination of royalties earned by the Company from the acquired companies.

(e)	Reflects payroll and payroll related costs related primarily to senior management who were not retained and are not expected to be replaced after the acquisition.

(f)	Reflects an adjustment in excess of historical amounts for interest expense through the related increase in the borrowings on the Company’s Canadian Term Loan resulting from the acquisition as if the Company owned the acquired stores as of the beginning of the periods presented. Also reflects an adjustment for interest on debt that the Company did not assume in the acquisition.

(g)	The Company has U.S. net operating loss carry forwards that have generated significant deferred tax assets. The Company provides a valuation allowance against all of its U.S. deferred tax assets. Because realization is not assured, the Company has not recorded the benefit of the deferred tax assets. No pro forma adjustment has been made for taxes related to the acquisition since any taxable income would only reduce the fully reserved net operating loss carry forwards.

(h)	The pro forma excess of cost over net assets acquired for the Acquisition was calculated as follows (in thousands):

Purchase price (exclusive of deal related costs)	$135,290
Net assets acquired	(28,650)

$106,640
The excess of cost over the net assets acquired was allocated to acquired assets as follows (in thousands):

As of
September 30, 2006
Reacquired franchise rights	$46,825
Goodwill	59,815

$106,640
(i)	Reflects an increase in the borrowings on the Company’s Canadian Term Loan to fund the Acquisition. Also reflects an adjustment for debt that the Company did not assume in the Acquisition.

(c) Exhibits

*2.1	Purchase Agreement, dated as of October 31, 2006, among National Money Mart Company, a Nova Scotia unlimited company, 764815 Ontario Inc., 1556911 Ontario Limited, 6052746 Canada Inc., 1068020 Ontario Inc., a company incorporated under the laws of the Province of Ontario, The David Robertson Family Trust and David Robertson.

*2.2	Purchase Agreement, dated as of October 31, 2006, among National Money Mart Company, a Nova Scotia unlimited company, Canadian Capital Corporation, an Ontario Corporation, Gus Baril, Leslie Baril, and Baril Family Trust #2.

*2.3	Purchase Agreement, dated as of October 31, 2006, among National Money Mart Company, a Nova Scotia unlimited company, 0729648 B.C. Ltd., 1204594 Alberta Ltd., 360788 B.C. Ltd., 1008485 Alberta Ltd., 769515 Alberta Ltd., 815028 Alberta Inc., 632758 Alberta Ltd., a company incorporated under the laws of the Province of Alberta, Rich-Mar Securities Ltd., a company incorporated under the laws of the Province of British Columbia, Mary Franchuk and The Mary Franchuk Family Trust.

*2.4	Purchase Agreement, dated as of October 31, 2006, among National Money Mart Company, a Nova Scotia unlimited company, Jenica Holdings Inc. an Ontario Corporation, Shelley Stanga and 1210260 Ontario Limited, an Ontario Corporation.

*2.5	Purchase Agreement, dated as of October 31, 2006, among National Money Mart Company, a Nova Scotia unlimited company, 931669 Ontario Limited, 3081219 Nova Scotia Ltd., 3085725 Nova Scotia Limited, 603000 N.B. Inc., 602268 N.B. Inc., 11242 Newfoundland Limited, 722906 Ontario Limited, 2203850 Nova Scotia Limited, 3085726 Nova Scotia Limited, 511742 N.B. Inc., 602269 N.B. Inc., 10768 Newfoundland Limited, R Kruze Holdings Ltd., a company incorporated under the laws of the Province of Alberta, 1016725 Ontario Ltd., a company incorporated under the laws of the Province of Ontario, 101090510 Saskatchewan Ltd., a company incorporated under the laws of the Province of Saskatchewan, Ron Kuzyk, Amber Kuzyk, Gerry Kilduff and Jeanette Kilduff.

23.1	Consent of KPMG LLP (Canada)

23.2	Consent of BDO Dunwoody LLP

23.3	Consent of Robert Wilson Chartered Accountant

23.4	Consent of BDO Dunwoody LLP

*99.1	Press Release, dated October 31, 2006.

*	Previously filed as exhibits to our Current Report on Form 8-K filed with the Securities and Exchange Commission on November 2, 2006 and incorporated herein by reference.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR FINANCIAL CORP.
Date: January 16, 2007	By:	/s/ Randy Underwood
Randy Underwood
Executive Vice President and Chief Financial Officer